ANNUAL REPORT 2002

                                    [GRAPHIC]

                                                                [LOGO]LINDNER(R)
                                                                      FUNDS
                                       ADVISED BY LINDNER ASSET MANAGEMENT, INC.

              ------------------------------------------------------
                The views expressed in this report and information about the funds' portfolio holdings are for the period covered by this report, and are subject to change thereafter. This report must be preceded or accompanied by a prospectus.
              ------------------------------------------------------

Contents

LINDNER LARGE-CAP GROWTH FUND
  Letter from the Fund Managers..............................................  5
  Schedule of Investments....................................................  7

LINDNER GROWTH AND INCOME FUND
  Letter from the Fund Managers..............................................  8
  Schedule of Investments.................................................... 10

LINDNER COMMUNICATIONS FUND
  Letter from the Fund Managers.............................................. 12
  Schedule of Investments.................................................... 14

LINDNER SMALL-CAP GROWTH FUND
  Letter from the Fund Managers.............................................. 15
  Schedule of Investments.................................................... 17

LINDNER MARKET NEUTRAL FUND
  Letter from the Fund Managers.............................................. 19
  Schedule of Investments.................................................... 21

LINDNER GOVERNMENT MONEY MARKET FUND
  Letter from the Fund Manager............................................... 24
  Schedule of Investments.................................................... 25

Statements of Assets and Liabilities......................................... 26

Statements of Operations..................................................... 27

Statements of Changes in Net Assets.......................................... 28

Notes to Financial Statements................................................ 30

Financial Highlights......................................................... 36

Independent Auditors' Report................................................. 42

Management of the Trust...................................................... 43

Market Overview

August 2002

                            LINDNER FISCAL YEAR END

Dear fellow shareholders:

We realize that the markets have been challenging, depressing and unrewarding for investors. However, we believe the markets will come back and reward the patient investor. We have put a business management team in place with an extensive and very successful track record of achievement in the investment management business. Further, we have reinforced our commitment to provide to you, our patient and loyal shareholders, the performance that has eluded us in the recent past. Our dedication to our shareholders is more steadfast than ever. We are confident that our Funds can provide the rewards of improved performance so desired. Lindner's executive team will provide expert analysis, selection and monitoring while making the decisions necessary to provide you with the "best of the best" managers in their respective investment categories.

The following Year-End Report represents a summary of the activities of the Lindner Family of Mutual Funds between July 1, 2001 and June 30, 2002.

What started as a downturn in the economy in 2001 became the first recession the United States has seen in a decade. With unemployment rising and the collapse of Enron taking effect, the financial markets--and the national psyche--were already struck hard by September 11th. In the aftermath, investor confidence, which was low even before the attacks, was severely shaken. In an attempt to revive a dying economy, interest rates hit a historic low in 2001. This appeared to be the boost consumers needed to revive the faltering economy.

In the third calendar quarter 2001, market stabilization began that many believed would continue into 2002 and end with a U.S. economy on the upswing. However, the financial marketplace was then struck again, this time by the accounting scandals and concerns of companies such as WorldCom and Tyco. By fiscal year-end, a stronger economy with low interest rates, low inflation, and high productivity numbers began to emerge, but negative news about individual companies overshadowed any positive indicators for investors.

In 2001, major stock indices recorded a second straight year of losses, and for the fiscal year ended June 30, 2002, the Dow Jones Industrial Average finished down 10.31%, and Standard and Poor's 500 Index was down 17.99%.

Market Recap

The volatile and negative overall market made life difficult for mutual fund investors. In general, portfolio values in all sectors were down for the second year in a row. The communications industry in particular had a devastating effect on the economy as a whole, as it led the general decline of stock prices.

Few positive market segments could be found during the latter half of 2001 and into 2002. Many traditionally reliable markets suffered during the period as the effects of the U.S. economy in combination with the wars/threats of war pulled down the global marketplace.

The strongest sector of the market over the past 12 months has been the consumer sector. With aid from low interest rates and low inflation, the discretionary and durable goods sector as well as the housing sector, were strong and the Gross Domestic Product was the best it has been since June 2000.

Lindner Asset Management remains committed to managing its Family of Funds with proven experienced fund managers. The company has put into place a strong team in the past 12 months with the main goal of improving Fund performance. This year, shareholders adopted the "manager-of-managers" approach to portfolio management; giving Lindner the opportunity to hire the "best of the best" investment teams to manage the Lindner Funds.

During the past nine months, Lindner Asset Management completed the formation of a new executive team with a proven track record for turning around investment companies and focusing on the performance and service to shareholders.

Under the guidance of Chief Investment Officer, Christopher Schwartz, subadvisers for all of the Funds are now in place. Argent Capital Management, LLC subadvises the Lindner Growth & Income Fund. Gabelli Asset Management Company is the subadviser of the Communications Fund. U.S. Bancorp Asset Management, Inc. manages Lindner's Government Money Market Fund. Standish Mellon Asset Management, LLC is subadviser for the Lindner Market Neutral Fund and the Large-Cap and Small-Cap Growth Funds are subadvised by CastleArk Management, LLC. This team of dedicated professionals brings a wide breadth of experience and knowledge in the financial services industry. Lindner's executive team continues to review and monitor the Funds' subadvisers, ensuring compliance with Fund objectives.

Lindner also put in place an experienced back office service provider to enhance administration, operations, and shareholder services. This has already resulted in improved responsiveness to shareholder needs. The Lindner web site (www.lindnerfunds.com) is continually evolving to meet the needs of shareholders and increase communication.

Lindner Funds--Performance Summary

Overall, the Lindner Family of Funds are in line with benchmark Indexes and performed as expected in a difficult and volatile market. The Lindner Small-Cap Growth Fund, Large-Cap Growth Fund and Government Money Market Fund all outperformed their benchmarks for the quarter ended June 30, 2002 and we believe all the Lindner Funds are well positioned to continue that trend.

With organizational and investment process improvements in place, we are optimistic about the future performance of the Lindner Funds. The Funds are positioned to take advantage of improving economic conditions. Positive macro and micro indicators point to an economic recovery in the U.S. and international markets, though the timeframe for recovery is slower than in past economic downturns.

The following reports summarize the performance of the Lindner Family of Funds for the fiscal year ended June 30, 2002. The portfolio managers responsible for each Fund describe how world events and their aftermath shaped Fund performance, how Fund managers positioned the portfolio to contend with current economic conditions, and, finally, their future outlook for the Funds.

Thank you for your continued loyalty and trust in the Lindner Family of Mutual Funds. We are dedicated to you, our valued shareholders. We look forward to serving you in the years ahead.

/s/ Doug T. Valassis                                 /s/ Albert A. Pisterzi

Doug T. Valassis                                     Albert A. Pisterzi
Chairman & Chief Executive Officer                   Chief Operating Officer
Lindner Asset Management, Inc.                       Lindner Asset Management, Inc.
Adviser to the Lindner Family of Mutual Funds        Adviser to the Lindner Family of Mutual Funds

                                     # # #

The above outlook and those that follow reflect the opinions of the Chairman, CIO and portfolio managers of the Lindner Funds as of August 22, 2002. They are subject to change and any forecast made cannot be guaranteed.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

References to specific securities or sectors should not be considered recommendations to buy or sell any securities. Please refer to the Schedules of Investments for percentages of holdings.

The Dow Jones Industrial Average and the Standard and Poor's 500 Index are unmanaged indices commonly used to measure the performance of U.S. securities. You cannot invest directly in an index.

For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor 08/02.

Performance Summary

In a complex and difficult market environment for both large cap and growth stocks, the Lindner Large-Cap Growth Fund stayed true to its investment strategy, resulting in a (16.13%) return for the quarter ended June 30, 2002. The Russell 1000 Growth Index, the benchmark for the Fund, produced a (18.67%) return while the Russell 1000 Index was (13.46%) for the same period. The Fund's six-month return for the period ended June 30, 2002, was (22.42%), compared to (20.78%) for the Russell 1000 Growth Index and (12.82%) for the Russell 1000 Index.

Growth stocks in general significantly underperformed value stocks and continued to be greatly out of favor during the period. Management has not made any changes in strategy or philosophy related to investing the Fund's portfolio and has adhered to its process, which has been successful in the past. The Fund's management team has been through several bear markets before, including the hyperinflation of the 1970s and the ballooning budget deficit of the 1980s. During both of these significant bear markets it seemed impossible to find a way out, not unlike today's market. However, these markets eventually recovered, as we feel the current market will.

Two major factors dampened the equity markets during the reporting period. The economy was hurt by the threat of terrorism, and potential war situations in the Middle East and between India and Pakistan. The second factor was financial misrepresentation and outright fraud committed by company managements. Outright fraud has proven difficult to detect by auditors and research analysts alike. Current legislative and regulatory efforts to curb fraudulent financial reporting and raise the quality of financial statements is unlikely to calm investors as much as an aggressive enforcement of current laws. In addition, the willingness of the vast majority of management teams to win investor confidence back with forthright and conservative financial reporting will ultimately help as well.

                                                        (continued on next page)

Lindner Large-Cap Growth Fund
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell 1000 Index, the Russell 1000 Growth Index and the Lindner Large-Cap Growth Fund from June 30, 1992 to June 30, 2002.

                                    [CHART]

                             6/30/1992   6/30/1993   6/30/1994   6/30/1995   6/30/1996   6/30/1997
                             ---------   ---------   ---------   ---------   ---------   ---------
Large-Cap Growth                10,000      11,487      12,042      13,836      16,873      18,982
Russell 1000                    10,000      11,518      11,599      14,554      18,376      24,304
Russell 1000 Growth             10,000      10,897      10,864      14,176      18,118      23,796

                             6/30/1998   6/30/1999   6/30/2000   6/30/2001   6/30/2002
                             ---------   ---------   ---------   ---------   ---------
Large-Cap Growth                19,041      16,440      17,856      13,777       9,122
Russell 1000                    31,631      38,568      42,136      35,837      29,429
Russell 1000 Growth             31,266      39,789      49,999      31,914      23,460

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
            INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
           INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                            THAN THEIR ORIGINAL COST.

                          Average Annual Total Return
                              As of June 30, 2002

                                             1 Year        5 Year        10 Year
                                             ------        ------        -------
Lindner Large-Cap Growth Fund
  (inception 5/24/73)                       (33.79%)      (13.63%)       (0.92%)
Russell 1000 Growth Index*                  (26.49%)       (0.28%)        8.90%
Russell 1000 Index**                        (17.88%)        3.90%        11.39%

--------
* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Effective in July 2001, the investment strategy of this Fund changed to emphasize investing in growth stocks. Due to this change, the Russell 1000 Growth Index is now shown because the Adviser believes that it is a more appropriate broad-based securities index to use for comparing this Fund's performance. The Russell 1000 Growth Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

During the past six months, several stocks helped the Fund's relative performance, especially 3M, Newell Rubbermaid, L-3 Communications, and Intuit. In addition, energy stocks, including oil services, as well as exploration and production companies, were successful stocks in the portfolio. Companies that appear to have deceived investors, such as Adelphia and WorldCom, clearly hurt the overall performance of the Fund. As noted, Fund management cannot predict fraud that no level of analysis would have uncovered. Management continues to hold Comcast, which has been hurt by "guilt by association" with Adelphia. Fund management believes Comcast has the components which, when everything settles down, will make it a successful investment in the future.

Management has positioned the portfolio with a slight overweighting in consumer cyclicals, energy, and capital goods. In general, management is looking at large-cap growth companies that have new products and services, focus on margin expansion potential, and demonstrate capital efficiency through controlling costs and improving processes. While findings such companies sounds like a daunting task, 3M is one company that proves those attributes are still available in the marketplace.

Despite the current gloom, the U.S. economy is beginning a new, albeit hesitant, cycle of growth. Earnings and stock prices are expected to rise with the strengthening economy, although a longer time horizon of 9-12 months and an overall patient approach to investing is important. The market continues to discount prices based on yesterday and today's news; it is reluctant to look at what is likely to happen. When it begins to look forward over a 9-12 month horizon, stock prices should improve. The Federal Reserve has begun to resume boosting liquidity in the economy, and M3 (a broad measure of money supply) now has a high single-digit growth rate that will eventually lead to a resurgence in economic growth. Indeed, economic indicators continue to point toward a continuing recovery.

While recovery is likely, the economy is not painting a clear picture in terms of where the growth is likely to come from. Therefore, fundamental, company-by-company stock selection will be the key to continued successful investing. The prospect for growth is real but is being held back by various potential risks in the world, including another significant terrorist attack, a dramatic decline in the dollar, a financial accident, or a debt crisis. Management sees these risks as controllable, but is monitoring their potential and we have positioned the Fund accordingly. We are optimistic that ultimately our performance will reflect the strength of our stock selection and adherence to an investment philosophy that has proven to be successful through many previous market cycles.

/s/ Jerome A. Castellini            /s/ Edward A. Clark                /s/ Robert S. Takazawa

Jerome A. Castellini                Edward A. Clark                    Robert S. Takazawa, Jr., CFA
President & Portfolio Manager       Executive Vice President &         Vice President & Portfolio Manager
CastleArk Management, LLC           Portfolio Manager                  CastleArk Management, LLC
                                    CastleArk Management, LLC

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Large-Cap Growth Fund
-----------------------------

Common Stocks (98.16%)

Auto Parts & Equipment (4.12%)
  Dana Corporation                                          73,700    $    1,365,661
  Lear Corporation*                                         70,500         3,260,625
                                                                      ----------------
                                                                           4,626,286
                                                                      ----------------

Banks (Money Center) (3.47%)
  Bank of America Corporation                               24,700         1,737,892
  Citigroup Inc.                                            55,700         2,158,375
                                                                      ----------------
                                                                           3,896,267
                                                                      ----------------

Biotechnology (2.24%)
  Enzon, Inc.*                                              52,800         1,299,408
  IDEC Pharmaceuticals Corporation*                         34,300         1,215,935
                                                                      ----------------
                                                                           2,515,343
                                                                      ----------------

Broadcasting (TV, Radio & Cable) (3.28%)
  Comcast Corporation - Special Class A*                   154,700         3,688,048
                                                                      ----------------

Computers (Hardware) (3.40%)
  Apple Computer, Inc.*                                    104,600         1,853,512
  Qlogic Corporation*                                       51,600         1,965,960
                                                                      ----------------
                                                                           3,819,472
                                                                      ----------------

Computers (Software & Services) (5.85%)
  Intuit Inc.*                                              90,300         4,489,716
  Macrovision Corporation*                                 115,538         1,514,703
  SpeechWorks International Inc.*                          154,300           567,670
                                                                      ----------------
                                                                           6,572,089
                                                                      ----------------

Electronics (Defense) (3.67%)
  L-3 Communications Holdings, Inc.*                        76,400         4,125,600
                                                                      ----------------

Electronics (Semiconductors) (3.83%)
  Applied Materials, Inc.*                                  73,600         1,399,872
  Micron Technology, Inc.*                                 143,600         2,903,592
                                                                      ----------------
                                                                           4,303,464
                                                                      ----------------

Hardware & Tools (3.70%)
  Danaher Corporation                                       62,600         4,153,510
                                                                      ----------------

Health Care (Diversified) (2.83%)
  Johnson & Johnson                                         60,800         3,177,408
                                                                      ----------------

Health Care (Managed Care) (2.97%)
  Anthem, Inc.*                                             49,400         3,333,512
                                                                      ----------------

Health Care (Medical Products & Supplies)(4.97%)
  St. Jude Medical, Inc.*                                   54,500         4,024,825
  Varian Medical Systems, Inc.*                             38,400         1,557,120
                                                                      ----------------
                                                                           5,581,945
                                                                      ----------------

Health Care (Specialized Services)(2.48%)
  Pharmaceutical Product Development, Inc.*                105,800         2,786,772
                                                                      ----------------

Household Furnishings & Appliances(4.22%)
  Newell Rubbermaid Inc.                                   135,300         4,743,618
                                                                      ----------------

Insurance Brokers (2.82%)
  Arthur J. Gallagher & Co.                                 91,500         3,170,475
                                                                      ----------------

Leisure Time (Products) (2.23%)
  Harman International Industries,
    Incorporated                                            42,800    $    2,107,900
  Mattel, Inc.                                              18,800           396,304
                                                                      ----------------
                                                                           2,504,204
                                                                      ----------------

Manufacturing (Diversified)(8.34%)
  Minnesota Mining and Manufacturing
    Company (3M)                                            49,700         6,113,100
  Parker-Hannifin Corporation                               68,200         3,259,278
                                                                      ----------------
                                                                           9,372,378
                                                                      ----------------

Metals Mining (3.83%)
  Alcoa Inc.                                               129,900         4,306,185
                                                                      ----------------

Oil & Gas (Drilling Equipment) (10.98%)
  BJ Services Company*                                      55,000         1,863,400
  GlobalSantaFe Corporation                                168,710         4,614,219
  Nabors Industries Ltd.*, (f)                              71,400         2,520,420
  Smith International, Inc.*                                49,000         3,341,310
                                                                      ----------------
                                                                          12,339,349
                                                                      ----------------

Oil & Gas (Exploration & Production) (6.33%)
  Ocean Energy Inc.                                        157,100         3,404,357
  XTO Energy, Inc.                                         179,750         3,702,850
                                                                      ----------------
                                                                           7,107,207
                                                                      ----------------

Publishing (Newspapers) (3.68%)
  Gannett Co., Inc.                                         54,400         4,128,960
                                                                      ----------------

Retail (Department Stores) (4.44%)
  Kohl's Corporation*                                       71,100         4,982,687
                                                                      ----------------

Services (Data Processing) (3.80%)
  Fiserv, Inc.*                                            116,400         4,273,044
                                                                      ----------------

Telecommunications (Long Distance) (0.68%)
  Broadwing Inc.*                                          286,300           744,380
  WorldCom, Inc.-WorldCom Group*                           122,100            18,315
                                                                      ----------------
                                                                             762,695
                                                                      ----------------

Total Common Stocks
  (Cost $127,406,061)                                                    110,270,518
                                                                      ----------------

Short-Term Investments (1.99%)

  Lindner Government Money
    Market Fund                                          2,238,323         2,238,323
                                                                      ----------------

Total Short-Term Investments
  (Cost $2,238,323)                                                        2,238,323
                                                                      ----------------

Total Investments (100.15%)
  (Cost $129,644,384)                                                    112,508,841

Excess of Liabilities over Other Assets (-0.15%)                            (165,783)
                                                                      ----------------

Net Assets (100.00%)                                                  $  112,343,058
                                                                      ================

*Non-income producing.
(f)Foreign security.

                      See Notes to Financial Statements                       7

Performance Summary

In an extremely difficult market environment for equity investors, Lindner Growth and Income Fund realized a negative return for the first six months of 2002, as well as for the second quarter ended June 30,2002. On a relative basis, the Fund's (9.82%) return for the second quarter out performed the (13.40%) total return of the S&P 500 Index, an all equity benchmark. However, the Fund underperformed its benchmark, a 60/40 mix of the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index that returned (6.62%) for the same period. For the fiscal year ended June 30,2002, the Fund's return was (14.27%) versus the 60/40 blend of the S&P 500/Lehman Bros. Int. Bond Index performance of (7.53%) and the S&P 500's return of (17.99%) for the same period.

The Fund's asset allocation as of June 30,2002, was 81.3% invested in equities, 16.7% in fixed-income instruments and 2.0% in cash or cash equivalents. This compares with the Fund's asset allocation as of December 31,2001, which was comprised of 81.6% equities, 17.3% fixed-income investments and 1.1% cash or cash equivalents.

The fixed income portion of the Fund continued to be a stabilizing anchor against the volatility of the equity markets. To enhance the credit quality of the fixed income portfolio, the Fund's manager, Argent Capital Management, has continued to reduce its exposure to corporate bonds in favor of Government-backed Treasury and agency securities.

The stock market in the first half of 2002 displayed little tolerance for risk. This was a particularly hazardous period for public companies with complex financing structures or any balance sheet issues, whether real or perceived. Several stocks in the Fund's equity portfolio, notably Sprint and AOL Time Warner, experienced the market's displeasure. Stocks with simpler, more transparent stories--especially in the mid-cap area--performed better during the same period.

                                                        (continued on next page)

Lindner Growth and Income Fund
PERFORMANCE GRAPH
-------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested 40% in the Lehman Brothers Intermediate Government/Credit Bond Index and 60% in the S&P 500 Index with the Lindner Growth and Income Fund from June 30, 1992 to June 30, 2002.

                                    [CHART]

                        6/30/1992    6/30/1993    6/30/1994    6/30/1995    6/30/1996    6/30/1997
                        ---------    ---------    ---------    ---------    ---------    ---------
Growth & Income            10,000       11,997       12,176       13,614       15,811       17,194
S&P 500/Lehman             10,000       11,238       11,322       13,562       15,950       19,731
S&P 500                    10,000       11,363       11,523       14,527       18,304       24,656

                        6/30/1998    6/30/1999    6/30/2000    6/30/2001    6/30/2002
                        ---------    ---------    ---------    ---------    ---------
Growth & Income            19,731       18,632       17,536       18,101       15,518
S&P 500/Lehman             23,976       27,651       29,322       28,008       25,900
S&P 500                    32,092       39,397       42,253       35,987       29,513

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
            INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
           INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                            THAN THEIR ORIGINAL COST.

                          Average Annual Total Return
                              As of June 30, 2002

                                                1 Year     5 Year   10 Year
                                                ------     ------   -------
Lindner Growth and Income Fund
  (inception 6/22/76)                          (14.27%)   (2.03%)    4.49%
S&P 500 (60)/Lehman Brothers
  Government/Credit Bond (40)*                  (7.53%)    5.59%     9.98%
S&P 500 Index*                                 (17.99%)    3.66%    11.43%

----------
* S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. Note:You cannot invest directly in an index.

The portfolio management team headed by John Meara of Argent Capital Management perceives a significant disconnect between current stock prices and the generally improved earnings being reported by companies. While the market may be justifiably skeptical of earnings in light of current accounting controversies, management believes that stocks with good numbers and strong fundamentals are poised for significant gains, as these earnings are confirmed.

The Fund's managers continue to gradually position the portfolio to be slightly less defensive and to take advantage of an improving worldwide and U.S. economy. As part of this process, the managers have continued to reduce the number of stocks held in the portfolio while emphasizing holdings that will benefit from renewed economic strength. The managers also continue to favor a blend of value and growth stocks that can produce incremental gains, especially if the focus of the market should shift from a predominantly value orientation (favoring companies under-priced with unrealized value) to a growth orientation (favoring companies which will provide improving earnings results) in the next several quarters.

The equity markets of the last several years have challenged virtually all equity investors. However, there is little doubt that the stock market will eventually respond to and reflect the economic recovery. In this environment, we're confident that Lindner Growth and Income Fund is well positioned to achieve its objective of long-term capital appreciation.

/s/ John F. Meara                                  /s/ Steven L. Finerty

John F. Meara, CFA                                 Steven L. Finerty, JD
President & Portfolio Manager                      Chairman & Portfolio Manager
Argent Capital Management                          Argent Capital Management

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Growth and Income Fund
------------------------------

Common Stocks (81.33%)

Aerospace/Defense (0.47%)
  The Boeing Company                                        22,000    $      990,000
                                                                      ----------------

Aluminum (0.45%)
  Alcoa Inc.                                                28,600           948,090
                                                                      ----------------

Banks (6.55%)
  AmSouth Bancorporation                                    82,000         1,835,160
  Bank of America Corporation                               71,900         5,058,884
  Wachovia Corporation                                      34,800         1,328,664
  Washington Mutual, Inc.                                   32,550         1,207,931
  Wells Fargo & Company                                     88,000         4,405,280
                                                                      ----------------
                                                                          13,835,919
                                                                      ----------------

Brewers (0.49%)
  Anheuser-Busch Companies, Inc.                            20,800         1,040,000
                                                                      ----------------

Chemicals - Diverse (0.56%)
  E. I. du Pont de Nemours and Company                      26,500         1,176,600
                                                                      ----------------

Chemicals - Specialty (0.16%)
  Sigma-Aldrich Corporation                                  6,700           336,005
                                                                      ----------------

Computer Hardware (0.61%)
  International Business Machines
    Corporation (IBM)                                       18,000         1,296,000
                                                                      ----------------

Consumer Finance (1.23%)
  MBNA Corporation                                          78,300         2,589,381
                                                                      ----------------

Diverse Financial Services (8.58%)
  Citigroup Inc.                                           122,433         4,744,279
  Fannie Mae                                                59,800         4,410,250
  J.P. Morgan Chase & Co.                                  144,600         4,904,832
  Lehman Brothers Holdings Inc.                             29,400         1,838,088
  Stilwell Financial, Inc.                                 121,900         2,218,580
                                                                      ----------------
                                                                          18,116,029
                                                                      ----------------

Electric Utilities (1.68%)
  FPL Group, Inc.                                           59,000         3,539,410
                                                                      ----------------

Gas Utilities (2.02%)
  NICOR Inc.                                                93,000         4,254,750
                                                                      ----------------

General Merchandise (1.87%)
  Wal-Mart Stores, Inc.                                     71,900         3,955,219
                                                                      ----------------

Health Care - Equipment (2.63%)
  Baxter International Inc.                                 23,600         1,049,020
  C.R. Bard, Inc.                                           13,900           786,462
  Medtronic, Inc.                                           86,700         3,715,095
                                                                      ----------------
                                                                           5,550,577
                                                                      ----------------

Health Care - Managed Care (0.94%)
  Wellpoint Health Networks Inc.*                           25,400         1,976,374
                                                                      ----------------

Industrial Conglomerates (1.38%)
  General Electric Company                                 100,300         2,913,715
                                                                      ----------------

Insurance - Life/Health (0.87%)
  Prudential Financial, Inc.*                               55,000         1,834,800
                                                                      ----------------

Insurance - Multi-Line (1.88%)
  American International Group, Inc.                        58,200         3,970,986
                                                                      ----------------

Integrated Telecommunication Services (2.26%)
  SBC Communications Inc.                                   76,000    $    2,318,000
  Sprint Corporation                                       232,000         2,461,520
                                                                      ----------------
                                                                           4,779,520
                                                                      ----------------

Machinery - Industrial (4.52%)
  Eaton Corporation                                         47,000         3,419,250
  Ingersoll-Rand Company(f)                                134,000         6,118,440
                                                                      ----------------
                                                                           9,537,690
                                                                      ----------------

Metal Mining (0.00%)
  Atlas Minerals, Inc.- Rule 144A*, (a,r)
    (Acquired 6/01/95,
    Cost $3,329,858)                                       959,981                 0
  Uranium Resources, Inc.*                               1,583,609                 0
                                                                      ----------------
                                                                                   0
                                                                      ----------------

Movies & Entertainment (1.52%)
  AOL Time Warner Inc.*                                    218,000         3,206,780
                                                                      ----------------

Networking Equipment (2.10%)
  Cisco Systems, Inc.*                                     317,300         4,426,335
                                                                      ----------------

Oil & Gas - Equipment/Services (0.30%)
  Baker Hughes Incorporated                                 19,300           642,497
                                                                      ----------------

Oil & Gas - Exploration/Production (0.28%)
  Burlington Resources Inc.                                 15,800           600,400
                                                                      ----------------

Oil & Gas - Integrated (5.71%)
  ChevronTexaco Corporation                                 51,300         4,540,050
  Exxon Mobil Corporation                                  129,600         5,303,232
  Royal Dutch Petroleum Company(f)                          39,900         2,205,273
                                                                      ----------------
                                                                          12,048,555
                                                                      ----------------

Packaged Foods/Meats (1.47%)
  ConAgra Foods, Inc.                                      112,000         3,096,800
                                                                      ----------------

Pharmaceuticals (9.69%)
  Abbott Laboratories                                       93,100         3,505,215
  Johnson & Johnson                                         90,500         4,729,530
  Merck & Co., Inc.                                         36,100         1,828,104
  Pfizer Inc.                                              162,500         5,687,500
  Schering-Plough Corporation                              118,600         2,917,560
  Wyeth                                                     34,700         1,776,640
                                                                      ----------------
                                                                          20,444,549
                                                                      ----------------

Publishing (1.70%)
  Tribune Company                                           82,500         3,588,750
                                                                      ----------------

Railroads (1.89%)
  Norfolk Southern Corporation                             171,000         3,997,980
                                                                      ----------------

Retail - Apparel (0.58%)
  The TJX Companies, Inc.                                   62,800         1,231,508
                                                                      ----------------

Retail - Home Improvement (1.48%)
  The Home Depot, Inc.                                      50,800         1,865,884
  Lowe's Companies, Inc.                                    27,600         1,253,040
                                                                      ----------------
                                                                           3,118,924
                                                                      ----------------

Semiconductors (3.60%)
  Intel Corporation                                        152,600         2,788,002
  Texas Instruments Incorporated                           202,700         4,803,990
                                                                      ----------------
                                                                           7,591,992
                                                                      ----------------

10                   See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Growth and Income Fund
------------------------------
Services - Data Processing (1.95%)
  Automatic Data Processing, Inc.                           68,000    $    2,961,400
  First Data Corporation                                    31,200         1,160,640
                                                                      ----------------
                                                                           4,122,040
                                                                      ----------------

Specialty Stores (1.92%)
  AutoZone, Inc.*                                           13,500         1,043,550
  Bed Bath & Beyond Inc.*                                   80,000         3,019,200
                                                                      ----------------
                                                                           4,062,750
                                                                      ----------------

Systems Software (3.59%)
  Microsoft Corporation*                                   123,400         6,749,980
  Oracle Corporation*                                       86,900           822,943
                                                                      ----------------
                                                                           7,572,923
                                                                      ----------------

Telecommunications Equipment (2.90%)
  Motorola, Inc.                                           424,500         6,121,290
                                                                      ----------------

Tobacco Products (1.08%)
  Philip Morris Companies Inc.                              52,200         2,280,096
                                                                      ----------------

Wireless Telecommunications Services (0.42%)
  Sprint Corp (PCS Group)*                                 198,000           885,060
                                                                      ----------------

Total Common Stocks
  (Cost $209,393,493)                                                    171,680,294
                                                                      ----------------

Non-Convertible Bonds (6.05%)

Aerospace/Defense (0.81%)
  Raytheon Company, 8.300%, 3/1/10                    $  1,500,000         1,712,119
                                                                      ----------------

Banks (1.00%)
  BankAmerica Corp/Old, 6.625%,
    10/15/07                                             1,000,000         1,072,710
  Wells Fargo Financial Inc., 5.875%,
    8/15/08                                              1,000,000         1,041,524
                                                                      ----------------
                                                                           2,114,234
                                                                      ----------------

Diverse Financial Services (1.23%)
  Citicorp, 6.375%, 11/15/08                             1,500,000         1,582,649
  Merrill Lynch, 6.000%,
    02/17/09                                             1,000,000         1,018,180
                                                                      ----------------
                                                                           2,600,829
                                                                      ----------------

General Merchandising (0.52%)
  Wal-Mart Stores Inc., 6.875%,
    8/10/09                                              1,000,000         1,100,036
                                                                      ----------------

Household Products (0.79%)
  Procter & Gamble Co, 6.875%,
    9/15/09                                              1,500,000         1,660,101
                                                                      ----------------

Oil & Gas Refining (0.73%)
  Ashland Inc., 6.625%,
    2/15/08                                              1,500,000         1,545,457
                                                                      ----------------

Pharmaceuticals (0.97%)
  Abbott Laboratories, 5.625%,
    7/01/06                                              1,000,000         1,037,196
  Bristol Myers, 4.750%,
    10/01/06                                             1,000,000         1,003,553
                                                                      ----------------
                                                                           2,040,749
                                                                      ----------------

Total Non-Convertible Bonds
  (Cost $12,164,696)                                                      12,773,525
                                                                      ----------------

U.S. Government Agency Securities (10.64%)

  FFCB, 5.125%, 9/06/06                               $  2,000,000    $    2,070,124
  FHLBS, 6.625%, 11/15/10                               1,000,000         1,097,340
  FHLBS, 5.875%, 11/15/07                                2,000,000         2,124,400
  FHLBS, 5.250%, 8/15/06                                 2,500,000         2,601,075
  FHLBS, 4.875%, 8/15/05                                 3,500,000         3,624,694
  FHLBS, 3.625%, 10/15/04                                2,000,000         2,017,714
  FHLMC, 4.500%, 8/15/04                                 2,000,000         2,058,902
  FNMA, 6.500%, 12/01/27                                 1,596,608         1,637,890
  United States Treasury Note,
    4.250%, 11/15/03                                     2,000,000         2,050,938
  United States Treasury Note,
    7.500%, 02/15/05                                     1,000,000         1,107,344
  United States Treasury Note,
    4.625%, 5/15/06                                      2,000,000         2,060,626
                                                                      ----------------

Total U.S. Government Agency Securities
  (Cost $21,934,272)                                                      22,451,047
                                                                      ----------------

Short-Term Investments (1.38%)

  Lindner Government Money
    Market Fund                                          2,915,558         2,915,558
                                                                      ----------------

Total Short-Term Investments
  (Cost $2,915,558)                                                        2,915,558
                                                                      ----------------

Total Investments (99.40%)
  (Cost $246,408,019)                                                    209,820,424

Excess of Other Assets over Liabilities (0.60%)                            1,263,084
                                                                      ----------------

Net Assets (100.00%)                                                  $  211,083,508
                                                                      ================

*Non-income producing.
(a)Denotes security is affiliated.(See Note 4.)
(r)Denotes security is restricted as to resale.
(f)Foreign security
FFCB = Federal Farm Credit Bank
FHLBS = Federal Home Loan Bank System
FHLMC = Federal Home Loan Mortgage Company
FNMA = Federal National Mortgage Association

                      See Notes to Financial Statements                      11

Performance Summary

Lindner's executive team retained Gabelli Asset Management as the new subadviser responsible for management of the Lindner Communications Fund effective March 7,2002. Gabelli has a bottom-up, fundamental approach to stock picking for the Fund. It uses a three-tiered approach to stock selection, considering the fundamentals of the business, the intrinsic value, and potential catalysts to change. The decision to retain Gabelli was made after an extensive due diligence search of the best managers who focus on the communications sector. Gabelli Asset Management's focus on investing in the telecommunications sector began in 1977, when the firm was founded. It has been managing assets for communications funds since 1993.

The communications sector was a leading contributor to the decline in general stock prices, as evidenced by the SSBWEI Global Telecom Index (a Salomon Smith Barney Index) which returned (37.34%) for the twelve months ended June 30,2002. For the fiscal year ended June 30, 2002, the Fund returned (47.82%) versus (17.99%) for the S&P 500. For the quarter ended June 30,2002, the Fund was (24.01%). The S&P 500 was (13.40%) for the same period.

Fund management diversified the portfolio, added more companies, decreased the Fund's international component, and eliminated most of the industry related technology companies. The Fund's weighting in blue chip companies dampened the total volatility of the Fund, but the Fund's performance was significantly affected by accounting irregularities, bankruptcies, and selloffs in the marketplace. Companies such as Enron and WorldCom had a considerable negative impact on the telecom sector.

                                                        (continued on next page)

Lindner Communications Fund
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the S&P 500 Index and the Lindner Communications Fund from August 30,1993 to June 30, 2002.

                                    [CHART]

                            8/30/1993    6/30/1994     6/30/1995    6/30/1996    6/30/1997    6/30/1998    6/30/1999
                            ---------    ---------     ---------    ---------    ---------    ---------    ---------
Communications                 10,000       10,039        11,294       15,291       17,476       20,193       21,932
S&P500                         10,000        9,809        12,366       15,581       20,990       27,318       33,536

                            6/30/2000    6/30/2001    6/30/2002
                            ---------    ---------    ---------
Communications                 29,056       17,727        9,250
S&P500                         35,967       30,633       25,122

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
            INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
           INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                            THAN THEIR ORIGINAL COST.

                          Average Annual Total Return
                              As of June 30, 2002

                                             1 Year     5 Year     Inception
                                             ------     ------     ---------
Lindner Communications Fund
  (inception 8/30/93)                       (47.82%)   (11.95%)     (0.88%)
S&P 500 Index*                              (17.99%)     3.66%      10.98%

* S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note:You cannot invest directly in an index.

The Fund's strategy of seeking long-term capital appreciation in the communications sector remains the same, though management is revisiting earlier assumptions about specific stocks and looking more closely at a company's fundamentals and valuation. In general, telecommunications companies are highly leveraged, making them extremely sensitive to market activity. Companies must have good valuations and margins of safety to be considered for inclusion. Fund management has kept a keen eye on valuations of companies already in the portfolio.

Management strongly believes opportunities in telecom companies are with those companies that have local access and direct ties to consumers, such as Verizon and the Bell operating companies. These companies have a distinct advantage, and the bias in the portfolio toward these local companies is clear. During the quarter, management over-weighted domestic stocks and limited the portfolio's exposure to equipment and manufacturing companies, which they consider highly volatile.

Fund management is optimistic about the future of the sector as near-term market sensitivity comes to an end and the sector realigns itself with the rest of the market. In the near future, Fund management believes compelling buying opportunities will emerge as company consolidations lead to less competition and a more realistic growth outlook--particularly in the wireless, long distance and global sectors. The better companies will benefit from the weaker conditions of competitors, ultimately strengthening the market.

/s/ Ivan Arteaga

Ivan Arteaga, CFA
Vice President & Associate Portfolio Manager
Gabelli Asset Management Company

                                      # # #

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Communications Fund
---------------------------

Common Stocks (98.79%)

Cable & Other Pay Television Services (7.11%)
  Cablevision Systems Corporation-
    New York Group*                                          4,000    $       37,840
  Cablevision Systems Corporation-
    Rainbow Media Group*                                     2,000            17,500
  Charter Communications, Inc.*                              1,700             6,936
  Comcast Corporation*                                       2,700            65,340
  COX Communications, Inc.*                                  1,000            27,550
  EchoStar Communications Corporation*                       4,000            74,240
  Liberty Media Corporation*                                30,000           300,000
  UnitedGlobalCom, Inc.*                                     6,400            17,600
                                                                      ----------------
                                                                             547,006
                                                                      ----------------

Communications Equipment (2.78%)
  Allen Telecom Inc.*                                       15,000            64,500
  Motorola, Inc.                                             6,000            86,520
  Nokia OYJ(f) - ADR                                         1,500            21,720
  Nortel Networks Corporation*, (f)                          5,900             8,555
  Scientific-Atlanta, Inc.                                   2,000            32,900
                                                                      ----------------
                                                                             214,195
                                                                      ----------------

Household Audio & Video Equipment (0.34%)
  Gemstar-TV Guide International, Inc.*                      4,900            26,411
                                                                      ----------------

Incumbent Local Exchange Carriers (3.11%)
  Citizens Communications Company*                          22,000           183,920
  SCANA Corporation                                          1,800            55,566
                                                                      ----------------
                                                                             239,486
                                                                      ----------------

Integrated Telecommunication Services (63.87%)
  Aliant Inc.(f)                                             5,000            91,919
  AT&T Corp.                                                20,200           216,140
  AT&T Wireless Services Inc.*                              35,000           204,750
  ALLTEL Corporation                                         6,000           282,000
  BCE Inc.(f)                                               14,000           243,880
  BT Group plc(f) - ADR                                      2,800           106,736
  BellSouth Corporation                                      5,000           157,500
  Broadwing Inc.*                                           33,000            85,800
  Cable and Wireless plc(f) - ADR                           14,800           114,996
  CenturyTel, Inc.                                          14,000           413,000
  Commonwealth Telephone
    Enterprises, Inc.*                                       8,000           321,920
  Compania de Telecomunicaciones
    de Chile S.A.(f) - ADR                                   3,000            36,750
  D&E Communications, Inc.                                   2,097            22,040
  Deutsche Telekom AG(f) - ADR                              23,000           214,130
  General Communication, Inc.*                               5,000            33,350
  IDT Corporation*                                           5,000            84,600
  KDDI Corporation(f)                                           20            61,739
  Leap Wireless International, Inc.*                         4,500             4,860
  Microcell Telecommunications Inc.*, (f)                   16,400             1,640
  Nextel Partners, Inc.*                                     9,000            27,090
  Nippon Telegraph & Telephone
    Corporation(f) - ADR                                     2,400            49,416
  Philippine Long Distance Telephone
    Company(f) - ADR                                         4,000            29,840
  Qwest Communications
    International Inc.*                                     14,000            39,200
  Rogers Communications, Inc.*, (f)                         13,500           123,390
  SBC Communications, Inc.                                   6,000           183,000
  SK Telecom Co., Ltd.(f) - ADR                              4,000            99,160
  Sonera OYJ*, (f) - ADR                                    25,000            92,750

Integrated Telecommunication Services (continued)
  Sprint Corporation                                        12,000    $      127,320
  Swisscom AG(f) - ADR                                       6,900           200,100
  Telecom Italia SpA.(f) - ADR                               2,000           156,200
  Telefonica, S.A.*, (f) - ADR                               7,000           173,950
  Telefonos de Mexico S.A. de C.V.(f) - ADR                  2,700            86,616
  Telephone & Data Systems, Inc.                             6,000           363,300
  TELUS Corporation(f)                                      11,500            78,200
  Verizon Communications Inc.                                9,000           361,350
  Vivendi Universal S.A.(f) - ADR                            1,200            25,800
                                                                      ----------------
                                                                           4,914,432
                                                                      ----------------

Other Communication Services (3.28%)
  Lockheed Martin Corporation                                1,400            97,300
  Loral Space & Communications Ltd.*                        20,000            19,800
  PanAmSat Corporation*                                      6,000           135,600
                                                                      ----------------
                                                                             252,700
                                                                      ----------------

Printing & Publishing (1.06%)
  Media General, Inc.                                          700            42,000
  R.R. Donnelley Corporation*                                1,000            27,970
  The News Corporation Ltd.(f) - ADR                           500            11,465
                                                                      ----------------
                                                                              81,435
                                                                      ----------------

Radio & Television Broadcasting Stations (0.55%)
  CanWest Global Communications Corp.*, (f)                  2,800            14,840
  Paxson Communications Corporation*                         5,000            27,500
                                                                      ----------------
                                                                              42,340
                                                                      ----------------

Search, Detection & Navigation Equipment (2.04%)
  General Motors Corporation - Class H*                     15,000           156,000
                                                                      ----------------

Wireless Telecommunication Services (14.65%)
  America Movil S.A. de C.V.(f) - ADR                        3,500            46,900
  AO VimpelCom*, (f) - ADR                                   1,800            45,828
  mmO2 plc*, (f) - ADR                                       1,100             6,930
  Nextel Communications, Inc.*                              39,000           125,190
  NTT DoCoMo, Inc.(f) - ADR                                  7,750           190,960
  Price Communications Corporation*                          6,500           104,000
  Rogers Wireless Communications, Inc.*, (f)                17,000           131,070
  Sprint Corporation (PCS Group)*                           17,000            75,990
  Telecom Italia Mobile S.p.A.(f)                           43,600           178,706
  United States Cellular Corporation*                        6,000           152,700
  Vodafone Group plc(f) - ADR                                3,000            40,950
  Western Wireless Corporation*                              8,500            27,540
                                                                      ----------------
                                                                           1,126,764
                                                                      ----------------

Total Common Stocks
  (Cost $11,176,985)                                                       7,600,769
                                                                      ----------------

Short-Term Investments (1.21%)

  Lindner Government Money Market Fund                      93,450            93,450
                                                                      ----------------

Total Short Term Investments
  (Cost $93,450)                                                              93,450
                                                                      ----------------

Total Investments (100.00%)
  (Cost $11,270,435)                                                       7,694,219

Excess of Other Assets over Liabilities (0.00%)                                   28
                                                                      ----------------
Net Assets (100.00%)                                                  $    7,694,247
                                                                      ================

  *Non-income producing.
(f)Foreign Security
   ADR - American Depository Receipt

14                 See Notes to Financial Statements

Performance Summary

In an extremely challenging environment for small growth stocks, Lindner Small-Cap Growth Fund produced a total return of (14.71%) for the six-month period ended June 30, 2002. This performance was better than the Fund's benchmark, the Russell 2000 Growth Index which returned (17.35%) but lagged the (4.70%) return of the Russell 2000 Index, the latter reflecting the exposure to value stocks in the Index.

For the second calendar quarter, ended June 30, 2002, the Fund's total return was (13.02%) versus (15.70%) for the Russell 2000 Growth Index and (8.35%) for the Russell 2000 Index.

The past six months (indeed, nearly the past three years) have been particularly difficult for growth stocks relative to value stocks. However, CastleArk Management, L.L.C., the Fund's manager, believes that growth will begin to outperform value before the end of 2002. This shift in market focus from value to growth should occur as investors become convinced that the current economic recovery in the U.S. is sustainable.

The manager also expects small stocks to continue to outperform large stocks. At first glance, this might seem questionable, given that the market is three years into a cycle of small stocks outperforming large stocks. However, it's important to note that the Fund's subadviser believes this small-cap out performance cycle often lasts six years or more.

Despite the unfavorable environment for growth stocks, the Fund continues to maintain its basic growth investment philosophy and to employ its time-tested, bottom-up fundamental approach to stock selection. The only change of note is that, in this current market climate, management now considers stocks that have a top-line growth rate as low as 15%. This contrasts with past periods when the market presented numerous opportunities to find companies with 20% or better top-line growth rates.

                                                        (continued on next page)

Lindner Small-Cap Growth Fund
PERFORMANCE GRAPH
-------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell 2000 Index, the Russell 2000 Growth Index and the Lindner Small-Cap Growth Fund from January 24,1994 to June 30, 2002.

                                    [CHART]

                      1/24/1994     6/30/1994    6/30/1995     6/30/1996     6/30/1997     6/30/1998     6/30/1999
                      ---------     ---------    ---------     ---------     ---------     ---------     ---------
Small-Cap Growth         10,000         9,580       10,953        13,768        17,204        19,826        19,848
Russell 2000             10,000         9,193       11,042        13,680        15,914        18,541        18,819
Russell 2000 Growth      10,000         8,890       11,190        14,154        14,805        16,758        18,148

                      6/30/2000     6/30/2001    6/30/2002
                      ---------     ---------    ---------
Small-Cap Growth         23,075        21,557       15,637
Russell 2000             21,514        21,637       19,776
Russell 2000 Growth      23,301        17,862       13,397

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
            INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
           INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                            THAN THEIR ORIGINAL COST.

                          Average Annual Total Return
                              As of June 30, 2002

                                             1 Year      5 Year    Inception
                                             ------      ------    ---------
Lindner Small-Cap Growth Fund
  (inception 1/24/94)                        (27.46%)   (1.89%)      5.45%
Russell 2000 Growth Index*                   (25.00%)   (1.98%)      3.53%
Russell 2000 Index**                          (8.60%)    4.44%       8.42%

---------
* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Effective in July 2001, the investment strategy of this Fund changed to emphasize investing in growth stocks. Due to this change, the Russell 2000 Growth Index is now shown because the Adviser believes that it is a more appropriate broad-based securities index to use for comparing this Fund's performance. The Russell 2000 Growth Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note:You cannot invest directly in an index.

**The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

There have been relatively few surprises from the consumer sector during this economic cycle, and the Fund's manager believes the consumer will continue to be our economy's most influential engine. Slight changes to the portfolio weightings have been made to reflect this view. The Fund is currently positioned to take advantage of opportunities that exist in the retail area. For example, Fred's, a general merchandise discount retailer, presents strong same store sales fundamentals along with ample opportunity to add new stores in small to midsize towns within its core southeastern U.S. market focus.

The Fund also has a focus on healthcare service-oriented companies but is underweighted in the healthcare sector at 11% of the total portfolio compared to 20% for the Russell 2000 Growth Index. The manager is comfortable with current portfolio weightings, including an underweight in technology and a nearly total avoidance of biotech. However, management is prepared to more aggressively seek growth exposure if the market begins to respond positively to signs of an economic rebound.

There are numerous indications that the U.S. is already enjoying an economic expansion with low interest rates, low inflation, and high productivity numbers all contributing to economic growth. For a variety of reasons, including questionable corporate accounting practices and instances of outright-fraud, investors have ignored positive indicators and focused on the negative news. Historically, equity markets almost always rise in response to an economic recovery, and the manager believes that the current market will also follow this pattern.

When this occurs, small-cap growth stocks should have an opportunity to experience superior returns. The Lindner Small-Cap Growth Fund is well positioned to take advantage of a positive move in the market.

/s/ Roger H. Stamper                                   /s/ Stephen J. Wisneski

Roger H. Stamper, CFA                                  Stephen J. Wisneski, CFA
Portfolio Manager                                      Portfolio Manager
CastleArk Management, LLC                              CastleArk Management, LLC

                                      # # #

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Small-Cap Growth Fund
-----------------------------

Common Stocks (97.54%)

Automobiles (1.99%)
  Monaco Coach Corporation*                                  9,300    $      198,090
                                                                      ----------------

Banks (Major Regional) (1.56%)
  Sterling Bancshares, Inc.                                 10,500           155,085
                                                                      ----------------

Biotechnology (2.08%)
  NPS Pharmaceuticals, Inc.*                                 4,500            68,940
  Scios Inc.*                                                4,500           137,745
                                                                      ----------------
                                                                             206,685
                                                                      ----------------

Broadcasting (TV, Radio & Cable) (1.12%)
  Salem Communications Corporation*                          4,500           111,915
                                                                      ----------------

Computers (Software & Services)(11.27%)
  Activision, Inc.*                                          9,500           276,070
  Alliance Data Systems Corporation*                         7,800           199,290
  HPL Technologies, Inc.*                                    9,200           138,552
  JDA Software Group, Inc.*                                  5,100           144,126
  Pinnacle Systems, Inc.*                                   13,500           148,351
  ScanSoft, Inc.*                                            9,800            72,520
  Websense, Inc.*                                            5,600           143,192
                                                                      ----------------
                                                                           1,122,101
                                                                      ----------------

Distributors (Food & Health) (3.53%)
  D&K Healthcare Resources, Inc.                             4,400           155,144
  Performance Food Group Company*                            5,800           196,388
                                                                      ----------------
                                                                             351,532
                                                                      ----------------

Electronics (Instrumentation) (2.33%)
  ESCO Technologies Inc.*                                    2,900           101,500
  FLIR Systems, Inc.*                                        3,100           130,107
                                                                      ----------------
                                                                             231,607
                                                                      ----------------

Electronics (Semiconductors) (5.64%)
  ESS Technology, Inc.*                                      8,800           154,352
  Integrated Circuit Systems, Inc.*                          7,000           141,330
  Monolithic System Technology, Inc.*                       10,400           115,752
  Zoran Corporation*                                         6,550           150,061
                                                                      ----------------
                                                                             561,495
                                                                      ----------------

Equipment (Semiconductor) (3.16%)
  ChipPAC, Inc.*                                            14,300            88,374
  MKS Instruments, Inc.*                                     3,700            74,259
  Photronics, Inc.*                                          3,500            66,290
  Veeco Instruments Inc.*                                    3,700            85,507
                                                                      ----------------
                                                                             314,430
                                                                      ----------------

Financial Diversified (2.97%)
  Financial Federal Corporation*                             6,000           198,600
  PRG-Schultz International, Inc.*                           7,900            97,249
                                                                      ----------------
                                                                             295,849
                                                                      ----------------

Gaming, Lottery & Parimutuel (2.30%)
  Penn National Gaming, Inc.*                               12,600           228,690
                                                                      ----------------

Health Care (Hospital Management) (2.78%)
  Pediatrix Medical Group, Inc.*                             3,900            97,500
  Province Healthcare Company*                               4,000            89,440
  United Surgical Partners International, Inc.*              2,900            89,842
                                                                      ----------------
                                                                             276,782
                                                                       ----------------

Health Care (Managed Care) (1.45%)
  AMERIGROUP Corporation*                                    5,300           144,584
                                                                      ----------------

Health Care (Medical Products & Supply) (1.99%)
  Advanced Neuromodulation
    Systems, Inc.*                                           2,800    $       85,400
  American Medical Systems
    Holdings, Inc.*                                          5,600           112,336
                                                                      ----------------
                                                                             197,736
                                                                      ----------------

Health Care (Specialized Services) (3.05%)
  Accredo Health, Incorporated*                              5,400           249,156
  Radiologix, Inc.*                                          3,600            54,900
                                                                      ----------------
                                                                             304,056
                                                                      ----------------

Insurance Brokers (2.04%)
  Hilb, Rogal and Hamilton Company                           4,500           203,625
                                                                      ----------------

Insurance (Multi-Line) (2.43%)
  HCC Insurance Holdings, Inc.                               9,200           242,420
                                                                      ----------------

Leisure Time (Products) (1.42%)
  SCP Pool Corporation*                                      5,100           141,576
                                                                      ----------------

Manufacturing ( Specialized) (2.46%)
  Entegris Inc.*                                             7,300           106,580
  Liquidmetal Technologies*                                  4,400            51,040
  Photon Dynamics, Inc.*                                     2,900            87,000
                                                                      ----------------
                                                                             244,620
                                                                      ----------------

Oil & Gas (Drilling & Equipment) (3.09%)
  Key Energy Services, Inc.*                                13,000           136,500
  Superior Energy Services, Inc.*                            8,800            89,320
  Unit Corporation*                                          4,700            81,545
                                                                      ----------------
                                                                             307,365
                                                                      ----------------

Oil & Gas (Exploration & Production) (2.83%)
  Encore Acquistion Company*                                 7,700           132,825
  Evergreen Resources, Inc.*                                 3,500           148,750
                                                                      ----------------
                                                                             281,575
                                                                      ----------------

Publishing (0.76%)
  Information Holdings Inc.*                                 3,100            75,640
                                                                      ----------------

Restaurants (5.73%)
  Buca, Inc.*                                                8,500           161,925
  P.F. Chang's China Bistro, Inc.*                           6,200           194,804
  Panera Bread Company*                                      6,200           213,714
                                                                      ----------------
                                                                             570,443
                                                                      ----------------

Retail (Specialty - Apparel) (3.48%)
  Chico's FAS, Inc.*                                         5,200           188,864
  HOT Topic, Inc.*                                           5,900           157,589
                                                                      ----------------
                                                                             346,453
                                                                      ----------------

Retail (Specialty) (12.23%)
  Alloy, Inc.*                                              11,000           158,840
  Circuit City Stores, Inc.-CarMax Group*                    8,000           173,200
  Electronics Boutique Holdings Corp.*                       4,200           123,060
  Fred's, Inc.                                               8,000           294,240
  Movie Gallery, Inc.*                                       9,400           198,528
  Regis Corporation                                         10,000           270,190
                                                                      ----------------
                                                                           1,218,058
                                                                      ----------------

Savings & Loan Companies (1.64%)
  Net-Bank, Inc.*                                           14,000           163,100
                                                                      ----------------

Services (Advertising/Marketing) (1.44%)
  ValueVision Media, Inc.*                                   7,900           143,385
                                                                      ----------------

                       See Notes to Financial Statements                      17

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                 Number of Shares -
                                                  Principal Amount
Name of Issuer and Title of Issue                     of Bonds             Value
---------------------------------------          -------------------  ----------------

Lindner Small-Cap Growth Fund
-----------------------------

Services (Commercial & Consumer) (5.07%)
  Cross Country, Inc.*                                       3,800    $      143,640
  Iron Mountain Incorporated*                                6,500           200,525
  Sylvan Learning Systems, Inc.*                             8,100           161,514
                                                                      ----------------
                                                                             505,679
                                                                      ----------------

Trucks & Parts (2.36%)
  Oshkosh Truck Corporation                                  4,000           236,440
                                                                      ----------------

Waste Management (3.34%)
  Stericycle, Inc.*                                          9,400           332,854
                                                                      ----------------

Total Common Stocks
  (Cost $8,752,120)                                                        9,713,870
                                                                      ----------------

Short-Term Investments (2.82%)

  Lindner Government Money
    Market Fund                                            280,930    $      280,930
                                                                      ----------------

Total Short-Term Investments
  (Cost $280,930)                                                            280,930
                                                                      ----------------

Total Investments (100.36%)
  (Cost $9,033,050)                                                        9,994,800
                                                                      ----------------

Excess of Liabilities over Other Assets (-0.36%)                             (36,287)
                                                                      ----------------

Net Assets (100.00%)                                                  $    9,958,513
                                                                      ================

*Non-income producing.

18                      See Notes to Financial Statements

Performance Summary

In a volatile and negative market environment, Lindner Market Neutral Fund delivered a total return of (1.51%) for the first six-months of the year 2002 compared to the Fund's benchmark the 90-Day T-Bill return of 0.85% for the same period. The Fund's second quarter results were a "textbook case" for the market neutral strategy returning 0.00% versus 0.42% for the 90-Day T-Bill and (13.40%) total return for the S&P 500 in the same period.

Standish Mellon Asset Management has completed its first six months as manager of Lindner Market Neutral Fund. Under the direction of lead portfolio manager David Cameron, CFA, the investment team has repositioned the portfolio's holdings to be in line with the manager's market neutral approach. However, the Fund's original objective remains the same:to achieve long-term capital appreciation in both bull and bear markets by investing in long and short positions of common stocks and ADRs (securities of foreign companies traded on U.S. markets). The Fund's performance objective, to realize a total return in excess of the total return on the three-month Treasury bill, also remains the same.

Stock selection has played a greater role in the performance of the Fund. In June, six of ten industry sectors that comprise the portfolio had positive returns, while two remained neutral and two (including technology) had negative results. The manager expects eight out of ten sectors to perform constructively in the near term, as the market begins to pay more positive attention to earnings. Beginning in the second half of 2002 or early in 2003, management also anticipates that the value and growth cycle will begin to shift in favor of growth.

Throughout the first half of 2002, the Fund's manager implemented a more disciplined approach to buying and selling stocks. Performance benefited from a stronger sell discipline on long positions, which enabled the investment team to quickly and nimbly react to concerns about accounting and governance issues. Holdings in Tyco, which are no longer owned by the Fund, contributed to most of the Fund's sub-par performance relative to T-Bills for the six-month period.

                                                        (continued on next page)

Lindner Market Neutral Fund
PERFORMANCE GRAPH
--------------------------------------------------------------------------------

Comparison of change in value of $10,000 invested in the 90 Day T-Bill Index and the Lindner Market Neutral Fund from February 11,1994 (inception) to June 30, 2002.

                                    [CHART]

                   2/11/1994   6/30/1994   6/30/1995   6/30/1996   6/30/1997   6/30/1998   6/30/1999   6/30/2000
                   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Market Neutral        10,000      10,243      10,253      12,657      10,324       9,283       9,682      11,546
90 day T-Bill         10,000      10,156      10,704      11,267      11,849      12,460      13,031      13,729

                   6/30/2001   6/30/2002
                   ---------   ---------
Market Neutral        11,844      11,004
90 day T-Bill         14,452      14,759

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
            INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
           INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                            THAN THEIR ORIGINAL COST.

                           Average Annual Total Return
                               As of June 30, 2002

                                          1 Year   5 Year   Inception
                                          ------   ------   ---------

Lindner Market Neutral Fund
  (inception 2/11/94)                     (7.09%)   1.28%      1.15%
90 Day T-Bill Index*                       2.13%    4.49%      4.73%

--------
* The 90 day Treasury Bills contract trades on the International Monetary Market (IMM) of the Chicago Mercantile Exchange (CME) with a face value of $1,000,000. The 90 day Treasury Bills Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund.

At this time, the stock market continues to lag the positive macro and micro economic indicators in the economy. Three issues appear to have significant influence on the stock market. The first is company accounting irregularities, but this should be self-correcting due to oversight regulation and investor demand for higher quality numbers. The second is the effect of terrorism, both in terms of the risk of another significant event on U.S. soil, as well as its impact on business and consumer confidence. This issue is more difficult to define and even harder to understand in terms of potential market impact. The third issue is corporate earnings. After several quarters of sub-par profits, investors fear continued weak results from companies. Continued weak profits will likely put more pressure on equity markets.

It also is impossible to predict when fear of terrorism will no longer be a factor. In the midst of a classic economic cycle, this is a new factor that could significantly change past patterns. Lindner Market Neutral Fund's market neutral strategy, however, is designed to produce a positive return over a market cycle in excess of the T-Bill rate, regardless of current market conditions.

/s/ David Cameron                                       /s/ Phillip Leonardi

David Cameron, CFA                                      Phillip Leonardi, CFA
Portfolio Manager & Chief Equity Officer                Portfolio Manager
Standish Mellon Asset                                   Standish Mellon Asset
Management, LLC                                         Management, LLC

                                      # # #

Investment in the Lindner Market Neutral Fund is different than an investment in a 3-month Treasury bill. U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return.

Although the Fund's potential gain is limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short.

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Market Neutral Fund
---------------------------

Common Stocks (85.92%)

Commercial Services (3.67%)
  Concord EFS, Inc.*                                         1,750    $       52,745
  First Data Corporation                                     1,800            66,960
  Gannett Co., Inc.                                            700            53,130
  The New York Times Company                                 1,100            56,650
  Valassis Communications, Inc.*                             1,900            69,350
                                                                      ----------------
                                                                             298,835
                                                                      ----------------

Communication Services (0.47%)
  CenturyTel, Inc.                                           1,300            38,350
                                                                      ----------------

Consumer Cyclicals (9.50%)
  Applebee's International, Inc.                             1,350            30,982
  Bebe Stores, Inc.*                                         1,800            36,522
  Darden Restaurants, Inc.                                   1,500            37,050
  Foot Locker, Inc.*                                         5,950            85,977
  Genesco Inc.*                                              2,350            57,223
  Hand Technologies, Inc.-
    Rule 144A*, (r) (Acquired 4/25/97,
    Cost $330,000)                                         528,000                 0
  Harrah's Entertainment, Inc.*                              1,000            44,350
  Jack in the Box Inc.*                                      1,600            50,880
  Limited Brands                                             1,800            38,340
  Lowe's Companies, Inc.                                       800            36,320
  Saks Incorporated*                                         4,700            60,348
  Starwood Hotels & Resorts
    Worldwide, Inc.                                          2,150            70,714
  The Gap, Inc.                                              5,300            75,260
  The Pep Boys - Manny, Mo & Jack                            4,400            74,140
  The Scotts Company*                                          600            27,240
  Wendy's International, Inc.                                1,200            47,796
                                                                      ----------------
                                                                             773,142
                                                                      ----------------

Consumer Staples (9.39%)
  ConAgra Foods, Inc.                                        4,300           118,895
  Constellation Brands, Inc.*                                1,800            57,600
  CVS Corporation                                            2,800            85,680
  Dean Foods Company*                                        3,500           130,550
  International Flavors & Fragrances Inc.                    2,100            68,229
  McCormick & Company Incorporated                           1,600            41,200
  PepsiCo, Inc.                                              2,000            96,400
  Safeway Inc.*                                              2,150            62,759
  The Kroger Company*                                        2,600            51,740
  Tyson Foods, Inc.                                          3,300            51,183
                                                                      ----------------
                                                                             764,236
                                                                      ----------------

Drugs & Devices (6.34%)
  Barr Laboratories, Inc.*                                     800            50,824
  Guidant Corporation*                                       2,200            66,506
  Pfizer Inc.                                                2,900           101,500
  Pharmacia Corporation                                      2,500            93,625
  Protein Design Labs, Inc.*                                 6,000            65,160
  STERIS Corporation                                         3,400            64,974
  Teva Pharmaceutical Industries,
    Ltd.(f) - ADR                                            1,100            73,458
                                                                      ----------------
                                                                             516,047
                                                                      ----------------

Early Cyclicals (6.81%)
  American Axle & Manufacturing
   Holdings, Inc.*                                           1,600            47,584
  Borg-Warner, Inc.                                            600            34,656

Early Cyclicals (continued)
  Cooper Tire & Rubber Company                               1,900    $       39,045
  Delphi Corporation                                         2,500            33,000
  Furniture Brands International, Inc.*                      2,100            63,525
  Johnson Controls, Inc.                                       700            57,127
  Maytag Corporation                                         1,200            51,180
  Polaris Industries Inc.                                    1,750           113,750
  Pulte Homes, Inc.                                            850            48,858
  Whirlpool Corporation                                      1,000            65,360
                                                                      ----------------
                                                                             554,085
                                                                      ----------------

Energy (3.25%)
  Amerada Hess Corporation                                     500            41,250
  Anadarko Petroleum Corporation                               700            34,510
  Ashland Inc.                                               1,000            40,500
  Phillips Petroleum Company                                   600            35,328
  Tidewater Inc.                                             1,100            36,212
  Transocean Inc.                                            1,500            46,725
  Varco International, Inc.*                                 1,700            29,818
                                                                      ----------------
                                                                             264,343
                                                                      ----------------

Financial Services (15.14%)
  Ambac Financial Group, Inc.                                1,350            90,720
  AmeriCredit Corp.*                                         1,600            44,880
  Associated Banc-Corp                                       1,540            58,073
  Bank of America Corporation                                  700            49,252
  Banknorth Group, Inc.                                      2,000            52,040
  Charter One Financial, Inc.                                2,350            80,793
  Comerica Incorporated                                        550            33,770
  Fannie Mae                                                   850            62,688
  Freddie Mac                                                  700            42,840
  Fleet-Boston Financial Corporation                         2,550            82,492
  GreenPoint Financial Corp.                                 1,900            93,290
  Household International, Inc.                                900            44,730
  J.P. Morgan Chase & Co.                                    1,300            44,096
  MBNA Corporation                                           1,300            42,991
  Merrill Lynch & Co., Inc.                                  1,600            64,800
  New York Community Bnacorp, Inc.                           3,350            90,785
  Prudential Financial, Inc.*                                1,300            43,368
  Radian Group Inc.                                          1,100            53,735
  Staten Island Bancorp, Inc.                                2,100            40,320
  Stilwell Financial, Inc.                                   1,800            32,760
  The Goldman Sachs Group, Inc.                              1,150            84,353
                                                                      ----------------
                                                                           1,232,776
                                                                      ----------------

Health Care Services (8.08%)
  Accredo Health, Incorporated*                                800            36,912
  AmerisourceBergen Corporation                                900            68,400
  Express Scripts, Inc.*                                       700            35,077
  Fisher Scientific International, Inc.*                     3,700           103,600
  Health Management Associates, Inc.*                        3,750            75,562
  Henry Schein, Inc.*                                        1,900            84,550
  Omnicare, Inc.                                             3,500            91,910
  Pharmacuetical Product
    Development, Inc.*                                       2,900            76,386
  WellPoint Health Networks Inc.*                            1,100            85,591
                                                                      ----------------
                                                                             657,988
                                                                      ----------------

Independent Exploration (0.00%)
  Uranium Resources, Inc.*                                 383,341                 0
                                                                      ----------------

Industrial Machinery (9.27%)
  Alliant Techsystems Inc.*                                    450            28,710
  AMETEK, Inc.                                               1,100            40,975
  Flowserve Corporation*                                     1,400            41,720

                       See Notes to Financial Statements                      21

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Market Neutral Fund
---------------------------
Industrial Machinery (continued)
  General Dynamics Corporation                                 850    $       90,398
  Harsco Corporation                                         1,800            67,500
  Ingersoll-Rand Company(f)                                  1,950            89,037
  ITT Industries, Inc.                                       1,050            74,130
  Lockheed Martin Corporation                                1,100            76,450
  Rockwell Collins, Inc.                                     3,150            86,373
  SPX Corporation                                              200            23,500
  The Shaw Group Inc.*                                       1,400            42,980
  United Technologies Corporation                              700            47,530
  W.W. Grainger, Inc.                                          900            45,090
                                                                      ----------------
                                                                             754,393
                                                                      ----------------

Industrial Services (1.65%)
  Jacobs Engineering Group Inc.*                             2,000            69,560
  Republic Services, Inc.*                                   3,400            64,838
                                                                      ----------------
                                                                             134,398
                                                                      ----------------

Property & Casualty (2.52%)
  American Financial Group, Inc.                             1,100            26,290
  American International Group, Inc.                           550            37,526
  HCC Insurance Holdings, Inc.                               1,150            30,303
  Old Republic International Corporation                     1,600            50,400
  RenaissanceRE Holdings Ltd.(f)                             1,650            60,390
                                                                      ----------------
                                                                             204,909
                                                                      ----------------

REITS (8.09%)
  CBL & Associates Properties, Inc.                          2,500           101,250
  General Growth Properties, Inc.                            2,100           107,100
  Glimcher Realty Trust                                      2,950            54,575
  Inkeepers USA Trust                                        5,400            51,732
  Liberty Property Trust                                     2,950           103,250
  Parkway Properties, Inc.                                   1,250            45,475
  Prentiss Properties Trust                                  2,400            76,200
  PS Business Parks, Inc.                                    2,050            71,647
  United Dominion Realty Trust                               3,000            47,250
                                                                      ----------------
                                                                             658,479
                                                                      ----------------

Semiconductor's (0.31%)
  Intel Corporation                                          1,400            25,578
                                                                      ----------------

Software (0.97%)
  Microsoft Corporation*                                       750            41,025
  Oracle Corporation*                                        4,000            37,880
                                                                      ----------------
                                                                              78,905
                                                                      ----------------

Systems (0.46%)
  Lexmark International, Inc.*                                 700            38,080
                                                                      ----------------

Total Common Stocks
  (Cost $8,096,450)                                                        6,994,544
                                                                      ----------------

Preferred Stocks - Convertible (0.22%)

  Lucent Technologies
    Capital Trust Inc, 7.750%,
    Due 3/15/17, convertible into
    LU common stock Rule 144A (r)                           38,000            18,249
                                                                      ----------------
Total Preferred Stocks
  (Cost $38,000)                                                              18,249
                                                                      ----------------

Short-Term Investments (9.67%)

  Lindner Government Money Market Fund                     787,256    $      787,256
                                                                      ----------------

Total Short-Term Investments
  (Cost $787,256)                                                            787,256
                                                                      ----------------

Total Investments (95.81%)
  (Cost $8,921,706)                                                        7,800,049
Cash Deposits with Broker for
  Securities Sold Short (8.40%)                                              683,085
Receivable from Brokers for
  Securities Sold Short (83.26%)                                           6,778,255
Securities Sold Short (-85.43%)                                           (6,954,269)

Excess of Liabilities over Other Assets (-2.04%)                            (166,362)
                                                                      ----------------

Net Assets (100.00%)                                                  $    8,140,758
                                                                      ================

Schedule of Securities Sold Short

  Allergan, Inc.                                              (800)          (53,400)
  American Express Company                                  (1,800)          (65,376)
  American Greetings Corporation
    Class A                                                 (1,000)          (16,660)
  Aon Corporation                                           (1,100)          (32,428)
  Archstone-Smith Trust                                     (1,700)          (45,390)
  Autodesk, Inc.                                            (2,600)          (34,450)
  Baker Hughes Incorporated                                   (600)          (19,974)
  BARRA, Inc.                                               (1,000)          (37,180)
  BB&T Corporation                                          (2,500)          (96,500)
  BJ Services Company                                       (1,000)          (33,880)
  BRE Properties, Inc. Class A                              (3,250)         (101,107)
  Briggs & Stratton Corporation                               (900)          (34,506)
  Brunswick Corporation                                     (2,050)          (57,400)
  Burlington Resources, Inc.                                  (900)          (34,200)
  Campbell Soup Company                                     (3,200)          (88,512)
  Capital One Financial Corporation                         (2,250)         (137,362)
  Cerner Corporation                                        (1,500)          (71,745)
  Charlotte Russe Holding Inc.                              (1,500)          (33,495)
  Chiron Corporation                                        (1,700)          (60,095)
  Cigna Corporation                                           (700)          (68,194)
  Cincinnati Financial Corporation                            (950)          (44,204)
  Cintas Corporation                                        (1,400)          (69,202)
  CNA Financial Corporation                                 (1,100)          (29,150)
  Cognizant Technology Solutions
    Corporations                                              (800)          (43,000)
  Colgate-Palmolive Co.                                     (1,850)          (92,592)
  Columbia Sportswear Company                               (2,300)          (73,598)
  Commercial Net Lease Realty                               (3,350)          (53,600)
  Cousins Properties, Inc.                                  (2,600)          (64,376)
  Cummings Inc.                                             (1,200)          (39,720)
  Diagnostic Products Corporation                           (1,000)          (37,000)
  Diamond Offshore Drilling, Inc.                           (1,200)          (34,200)
  Dillard's, Inc. Class A                                   (2,500)          (65,725)
  Dollar General Corporation                                (4,000)          (76,120)
  Dover Corporation                                         (2,500)          (87,500)
  Dow Jones & Company, Inc.                                 (1,300)          (62,985)
  Eastman Kodak Company                                       (900)          (26,253)
  Emerson Electric Co.                                      (1,400)          (74,914)
  EnPro Industries, Inc.                                      (430)           (2,258)
  Extended Stay America, Inc.                               (1,600)          (25,952)
  Fastenal Company                                          (2,200)          (84,722)
  Fifth Third Bancorp                                       (1,200)          (79,980)
  Ford Motor Company                                        (4,300)          (68,800)

22                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Market Neutral Fund
---------------------------
Schedule of Securities Sold Short (Continued)
  Forest Oil Corporation                                   (1,200)    $      (34,116)
  GATX Corporation                                         (1,500)           (45,150)
  Gaylan's Trading Company                                 (1,600)           (36,528)
  Goodrich Corporation                                     (2,150)           (58,738)
  Halliburton Company                                      (1,300)           (20,722)
  Hasbro, Inc.                                             (1,700)           (23,052)
  Heidrick & Struggles
    International, Inc.                                    (2,800)           (55,916)
  H.J. Heinz Company                                       (1,000)           (41,100)
  Hershey Foods Corporation                                (1,200)           (75,000)
  HON INDUSTRIES Inc.                                      (3,050)           (83,021)
  Hormel Foods Corporation                                 (1,550)           (37,107)
  Hubbell Incorporated                                     (1,000)           (34,150)
  Huntington Bancshares Incorporated                       (2,600)           (50,492)
  IDEXX Laboratories, Inc.                                 (1,850)           (47,711)
  Illinois Tool Works Inc.                                   (850)           (58,055)
  IMS Health Incorporated                                  (5,500)           (98,725)
  Intercontinental Telecom-WT                             (13,000)              (130)
  Invacare Corporation                                     (1,800)           (66,600)
  iShares Dow Jones U.S. Industrial
    Sector Index Fund                                      (1,000)           (43,050)
  JDN Realty Corporation                                   (2,900)           (36,250)
  Johnson & Johnson                                        (1,950)          (101,907)
  Kellogg Company                                          (1,500)           (53,790)
  KeyCorp                                                  (1,400)           (38,220)
  Kohl's Corporation                                         (900)           (63,072)
  Leggett & Platt, Incorporated                            (1,300)           (30,420)
  Manor Care, Inc.                                         (2,800)           (64,400)
  Manpower Inc.                                            (1,500)           (55,125)
  Manufactured Home
    Communities, Inc.                                      (3,000)          (105,300)
  Markel Corporation                                         (200)           (39,400)
  Marriott International, Inc.                             (1,400)           (53,270)
  McDonald's Corporation                                   (1,500)           (42,675)
  Medtronic, Inc.                                          (1,800)           (77,130)
  Meredith Corporation                                       (800)           (30,680)
  Michaels Stores, Inc.                                    (1,300)           (50,700)
  Herman Miller, Inc.                                      (1,650)           (33,495)
  Mission West Properties Inc.                             (1,900)           (23,161)
  Molex Incorporated                                       (1,100)           (36,883)
  MSC Industrial Direct Co., Inc.                          (2,600)           (50,700)
  Nasdaq-100 Index Tracking Stock                          (1,000)           (26,070)
  Navistar International Corporation                       (1,950)           (62,400)
  Northern Trust Corporation                               (1,500)           (66,090)
  Oakley, Inc.                                             (2,600)           (45,240)
  Papa Johns International, Inc.                           (1,600)           (53,424)
  Pier 1 Imports, Inc.                                     (1,600)           (33,600)
  ProLogis Trust                                           (2,250)           (58,500)

Schedule of Securities Sold Short (Continued)
  Province Healthcare Company                              (3,750)    $      (83,850)
  QIAGEN N.V.(f)                                           (2,300)           (26,795)
  Realty Income Corporation                                (1,100)           (40,612)
  RehabCare Group, Inc.                                    (2,700)           (64,881)
  Robert Half International Inc.                           (1,850)           (43,105)
  Ruby Tuesday, Inc.                                       (1,500)           (29,100)
  SAFECO Corporation                                       (1,200)           (37,068)
  Silicon Valley Bancshares                                (1,700)           (44,812)
  SLM Corporation                                            (800)           (77,520)
  Snap-on Tools Incorporated                               (1,400)           (41,566)
  Southwest Airlines Co.                                   (4,400)           (71,104)
  Stryker Corporation                                        (800)           (42,808)
  Sun Communities, Inc.                                    (2,350)           (98,112)
  Sunoco, Inc.                                             (1,000)           (35,630)
  Synovus Financial Corp.                                  (3,200)           (88,064)
  Techne Corporation                                       (3,200)           (90,304)
  The Bear Stearns Companies, Inc.                           (800)           (48,960)
  The Boeing Company                                       (1,800)           (81,000)
  The Chubb Corporation                                      (900)           (63,720)
  The Coca-Cola Company                                    (2,150)          (120,400)
  The Estee Lauder Companies Inc.                          (1,200)           (42,240)
  The Goodyear Tire & Rubber Company                       (3,000)           (56,130)
  The Mony Group Inc.                                        (950)           (32,310)
  The Charles Schwab Corporation                           (4,400)           (49,280)
  Thomas & Betts Corporation                               (3,250)           (60,450)
  TMP Worldwide Inc.                                       (2,600)           (55,900)
  Toll Brothers, Inc.                                      (1,700)           (49,810)
  Unocal Corporation                                       (1,200)           (44,328)
  U.S. Bancorp                                             (4,300)          (100,405)
  US Oncology                                              (9,500)           (79,135)
  Valley National Bancorp                                  (2,687)           (74,699)
  Vital Signs, Inc.                                          (300)           (10,845)
  Wachovia Corporation                                     (1,000)           (38,180)
  Walgreen Co.                                             (1,600)           (61,808)
  Waste Management, Inc.                                   (2,600)           (67,730)
  Wm. Wrigley Jr. Company                                    (900)           (49,815)
  Williams-Sonoma, Inc.                                    (3,200)           (98,112)
  Wilmington Trust Corporation                             (1,200)           (36,600)
  Wilson Greatbatch Technologies, Inc.                     (1,700)           (43,316)
  York International Corporation                           (1,500)           (50,685)
  Zebra Technologies Corporation                             (500)           (24,110)
                                                                      ----------------
                                                                      $   (6,954,269)
                                                                      ================

 *  Non-income producing
(f) Foreign security.
(r) Denotes security is restricted as to resale.
    ADR - American Depository Receipt
    All financial assets are held as eligible collateral for short positions.

                       See Notes to Financial Statements                      23

Lindner Government Money Market Fund

Performance Summary

For the six-month period ended June 30,2002, the portfolio management team at U.S. Bancorp Asset Management, Inc. consistently outperformed the portfolio manager's designated benchmark (an average of all the Government and Agency Retail Money Market Funds published on imoneynet.com) by 8 to 28 basis points. Also, the Fund was rated in the top 10 performers of its peer group (approximately 200 Government and Agency Retail Money Market Funds) as published in imoneynet.com Money Fund Report for the months of February, March, April and May. The transition to the current management team is complete and no other significant portfolio management changes are anticipated.

A contributing factor to the over-performance of the Fund in the first and second quarter of 2002 was management's decision to extend the maturity of the portfolio. The portfolio is now heavily weighted at both ends of the maturity spectrum relative to the Fund's investment criteria. The Fund has purchased exposure in the 365-395 day range to stay neutral to the industry average weighted maturity with the remainder of the portfolio in the overnight and short-term maturity markets. There is a limited amount of exposure between these periods, but that could change as maturity dates roll in and the flat yield curve offers little incentive to buy longer-term securities.

In general, the maturity yield curve is flattening and should remain flat for sometime. Management believes this will bring the Fund's performance more in line with its industry peer group, but the structure of the portfolio and management strategy should allow for consistent competitive relative performance for the Fund for the foreseeable future. Looking ahead, the anticipated slow recovery of the economy continues. The traditional movers of economic growth--such as lower mortgage rates and increased spending on consumer durables such as automobiles--happened prior to the current economic slowdown. Therefore, traditional recovery engines are likely to take longer to take effect. It appears unlikely that the Federal Reserve will do anything in the near term regarding interest rates. Management sees the anticipated slow recovery as likely to continue.

The Lindner Government Money Market Fund will continue to invest only in U.S. dollar-denominated securities issued and guaranteed by the United States Government or issued and guaranteed by Agencies of the United States
Government, which carry an implied guarantee from the United States Government. Investments of this type provide a very low credit risk and a very high level of liquidity.

/s/ Jeffrey Plotnik

Jeffrey Plotnik
Vice President & Portfolio Manager
U.S. Bancorp Asset Management, Inc.

                                      # # #

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is not predictive of future performance. Investment return and principal will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------
                    Schedule of Investments - June 30, 2002

                                                Number of Shares -
                                                 Principal Amount
Name of Issuer and Title of Issue                    of Bonds              Value
---------------------------------------         -------------------   ----------------

Lindner Government Money Market Fund
------------------------------------
U.S. Government Agency Securities (59.84%)

FFCB
  FFCB, 6.750%, 9/03/2002                           $      140,000    $      141,009
  FFCB, 1.690%, 11/25/2002                               5,000,000         4,999,505
  FFCB, 5.000%, 2/03/2003                                  150,000           152,563
  FFCB, 5.720%, 2/04/2003                                  625,000           638,481
  FFCB, 5.550%, 3/12/2003                                  150,000           153,265
  FFCB, 4.375%, 5/01/2003                                  360,000           365,480
  FFCB, 5.850%, 5/28/2003                                  270,000           278,259
FHLB
  FHLB, 6.875%, 7/18/2002                                   250,000           250,506
  FHLB, 6.000%, 8/15/2002                                   200,000           200,598
  FHLB, 3.500%, 9/04/2002                                 1,000,000         1,001,390
  FHLB, 6.390%, 11/04/2002                                  500,000           506,645
  FHLB, 6.030%, 11/06/2002                                  200,000           202,599
  FHLB, 5.915%, 12/19/2002                                  425,000           432,191
  FHLB, 5.530%, 1/15/2003                                   265,000           269,443
  FHLB, 7.000%, 2/14/2003                                   320,000           329,195
  FHLB, 6.050%, 3/27/2003                                   750,000           767,661
  FHLB, 1.570%, 4/21/2003                                 2,000,000         1,999,112
  FHLBDN, 0.000%, 9/20/2002                                 250,000           248,650
FHLMC
  FHLMC, 0.000%, 11/15/2002                                 258,000           255,793
  FHLMC, 6.220%, 3/24/2003                                  100,000           102,560
  FHLMC, 7.375%, 5/15/2003                                  400,000           416,893
  FHLMCDN, 0.000%, 5/22/2003                                500,000           489,076
FNMA
  FNMA, 0.000%, 12/06/2002                                5,000,000         4,999,366
                                                                      ----------------

Total U.S. Government Agency
  Securities (Cost $19,200,240)                                           19,200,240
                                                                      ----------------

Temporary Cash Investments (41.09%)

Investment Companies (7.45%)
  AIM STIC Government Obligations                        1,193,051    $    1,193,051
  Goldman Sachs Financial Square
    Government Fund                                      1,197,464         1,197,464
                                                                      ----------------

Total Investment Companies
  (Cost $2,390,515)                                                        2,390,515
                                                                      ----------------

Agency Letter of Credit (21.80%)
  Nebraska Higher Education Loan
    Program (NEBHELP),
    0.000%, 7/19/2002                               $    7,000,000         6,993,945
                                                                      ----------------

Total Agency Letters of Credit
  (Cost $6,993,945)                                                        6,993,945
                                                                      ----------------

Repurchase Agreements (11.84%)
  Lehman Brothers, 1.900%, dated
    6/28/2002, matures 7/01/2002,
    repurchase price $3,800,602
    (collateralized by FHLMC,
    7.00%:total market value $3,876,000)                 3,800,000         3,800,000
                                                                      ----------------

Total Repurchase Agreements
  (Cost $3,800,000)                                                        3,800,000
                                                                      ----------------

Total Temporary Cash Investments
  (Cost $13,184,460)                                                      13,184,460
                                                                      ----------------

Total Investments (100.93%)
  (Cost $32,384,700)                                                      32,384,700
                                                                      ----------------

Excess of Liabilities over Other Assets(-0.93%)                             (297,336)
                                                                      ----------------

Net Assets (100.00%)                                                  $   32,087,364
                                                                      ================

FFCB = Federal Farm Credit Bureau
FHLB = Federal Home Loan Banks
FHLBDN = Federal Home Loan Banks Discount Note
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------
                     Statements of Assets and Liabilities
                                June 30, 2002

                                                      -------------------------------------------------------
                                                           Lindner             Lindner            Lindner
                                                          Large-Cap          Growth and       Communications
                                                         Growth Fund        Income Fund            Fund
                                                         -----------        -----------       --------------
Assets:
  Investment in securities of unaffiliated issuers,
    at value                                            $112,508,841       $ 209,820,424       $ 7,694,219
  Investment in securities of affiliated issuers,
    at value                                                      --                  --                --
  Receivable from Adviser                                         --                  --               365
  Receivable for securities sold                                  --           1,086,883                --
  Receivable for capital shares sold                             408                 437                --
  Receivable from broker for proceeds on
    securities sold short                                         --                  --                --
  Cash deposits with broker for
    securities sold short                                         --                  --                --
  Receivable for dividends and interest                       40,769             691,316              9,701
  Prepaid expenses and other assets                           33,511              49,451              7,859
                                                        ------------       -------------       ------------
    Total assets                                         112,583,529         211,648,511          7,712,144
                                                        ------------       -------------       ------------
Liabilities
  Securities sold short, at value                                 --                  --                 --
  Payable for securities purchased                                --                  --                 --
  Payable for capital shares redeemed                         50,878             274,553                 --
  Payable to custodian                                            --                  --                 --
  Payable to Adviser                                          86,843             143,424                 --
  Accrued distribution fee                                     3,030              12,500              1,110
  Dividends payable to shareholders                               --                  --                 --
  Accrued expenses and other liabilities                      99,720             134,526             16,787
                                                        ------------       -------------       ------------
    Total liabilities                                        240,471             565,003             17,897
                                                        ------------       -------------       ------------
Net Assets                                              $112,343,058       $ 211,083,508       $  7,694,247
                                                        ============       =============       ============

Net assets consist of:
  Capital (par value, $0.01, $0.01, $0.01, $0.01,
    $0.01 and $1.00 per share and additional
    paid-in capital, respectively)                      $222,412,255       $ 381,929,868       $ 26,374,443
  Accumulated net realized (loss) on investments
    and foreign currency transactions                    (92,933,654)       (134,258,765)       (15,104,002)
  Net unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities in foreign currency                  (17,135,543)        (36,587,595)        (3,576,194)
                                                        ------------       -------------       ------------
    Total Net Assets                                    $112,343,058       $ 211,083,508       $  7,694,247
                                                        ============       =============       ============
  Shares of beneficial interest outstanding               15,528,979          11,801,087          1,539,047
Net Asset Value, Offering Price and Redemption
  Price Per Share                                       $       7.23       $       17.89       $       5.00
                                                        ============       =============       ============
  Investment in securities of unaffiliated issuers,
    at cost:                                            $129,644,384       $ 243,078,161       $ 11,270,435
  Investment in securities of affiliated issuers,
    at cost:                                            $         --       $   3,329,858       $         --
  Proceeds for securities sold short:                   $         --       $          --       $         --
                                                      -------------------------------------------------------

                                                      -------------------------------------------------------
                                                                              Lindner              Lindner
                                                           Lindner             Market            Government
                                                          Small-Cap           Neutral           Money Market
                                                         Growth Fund            Fund                Fund
                                                         -----------        ------------        ------------
Assets:
  Investment in securities of unaffiliated issuers,
    at value                                            $  9,994,800        $  7,800,049        $32,384,700
  Investment in securities of affiliated issuers,
    at value                                                      --                  --                 --
  Receivable from Adviser                                         --                  --              2,730
  Receivable for securities sold                                  --             216,772             15,366
  Receivable for capital shares sold                              --                  --                 --
  Receivable from broker for proceeds on
    securities sold short                                         --           6,778,255                 --
  Cash deposits with broker for
    securities sold short                                         --             683,085                 --
  Receivable for dividends and interest                          948               8,832            110,247
  Prepaid expenses and other assets                            7,178               7,285             12,950
                                                        ------------        ------------        -----------
    Total assets                                          10,002,926          15,494,278         32,525,993
                                                        ------------        ------------        -----------
Liabilities
  Securities sold short, at value                                 --           6,954,269                 --
  Payable for securities purchased                                --             340,405                 --
  Payable for capital shares redeemed                         21,645              35,254            353,951
  Payable to custodian                                            --                  --             41,000
  Payable to Adviser                                           7,695               7,529                 --
  Accrued distribution fee                                     1,382               1,895                 --
  Dividends payable to shareholders                               --                  --             19,788
  Accrued expenses and other liabilities                      13,691              14,168             23,890
                                                        ------------        ------------        -----------
    Total liabilities                                         44,413           7,353,520            438,629
                                                        ------------        ------------        -----------
Net Assets                                              $  9,958,513        $  8,140,758        $32,087,364
                                                        ============        ============        ===========

Net assets consist of:
  Capital (par value,$0.01,$0.01,$0.01,$0.01,
    $0.01 and $1.00 per share and additional
    paid-in capital, respectively)                      $ 12,069,612        $ 33,602,328        $32,087,364
  Accumulated net realized (loss) on investments
    and foreign currency transactions                     (3,072,849)        (24,272,630)                --
  Net unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities in foreign currency                      961,750          (1,188,940)                --
                                                        ------------        ------------        -----------
    Total Net Assets                                    $  9,958,513        $  8,140,758        $32,087,364
                                                        ============        ============        ===========
  Shares of beneficial interest outstanding                1,753,124           1,385,675         32,087,364
Net Asset Value, Offering Price and Redemption
  Price Per Share                                       $       5.68        $       5.87        $      1.00
                                                        ============        ============        ===========
  Investment in securities of unaffiliated issuers,
    at cost:                                            $  9,033,050        $  8,921,706        $32,384,700
  Investment in securities of affiliated issuers,
    at cost:                                            $         --                  --        $        --
  Proceeds for securities sold short:                   $         --        $  6,886,986        $        --
                                                      -------------------------------------------------------

26                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                            Statements of Operations

                         For the Year Ended June 30, 2002

                                                      --------------------------------------------------------
                                                           Lindner             Lindner             Lindner
                                                          Large-Cap          Growth and        Communications
                                                         Growth Fund        Income Fund             Fund
                                                         -----------        -----------        --------------
Investment Income
Income:
  Dividends*                                            $    744,683        $  3,023,133        $   193,447
  Interest                                                    84,097           3,181,077             44,405
                                                        ------------        ------------        -----------
        Total income                                         828,780           6,204,210            237,852
                                                        ------------        ------------        -----------
Expenses:(Note 3)
  Management fees                                          1,206,970           1,718,236            116,569
  Transfer agent fees                                        316,933             424,488             46,438
  Professional fees                                          139,786             231,538             11,589
  Administration fees                                        137,408             238,483             12,082
  Report printing                                             57,014              91,079             10,880
  Insurance expense                                           47,104              70,838              3,552
  Fund accounting fees                                        48,011              68,961             29,167
  12b-1 fees                                                  33,524              58,148              7,563
  Custodian fees                                              24,096              39,813              1,834
  Trustee fees                                                28,127              47,156              2,569
  Registration and regulatory fees                            16,434              20,898             13,699
  Dividend expense on short positions**                           --                  --                 --
  Other expenses                                                 504               5,086                111
                                                        ------------        ------------        -----------
      Total expenses                                       2,055,911           3,014,724            256,053
        Expenses waived by advisor (Note 3)                       --                  --            (62,267)
        Custody credits (Note 5)                              (1,900)             (3,004)              (183)
                                                        ------------        ------------        -----------
        Net expenses                                       2,054,011           3,011,720            193,603
                                                        ------------        ------------        -----------
  Net investment income (loss)                            (1,225,231)          3,192,490             44,249
                                                        ------------        ------------        -----------
REALIZED AND UNREALIZED (LOSS)
  FROM INVESTMENTS:
Net realized (loss) on:
  Investments of unaffiliated issuers                    (56,436,814)        (13,961,089)        (3,523,118)
  Investments of affiliated issuers                               --                  --                 --
  Short sale transactions                                         --                  --                 --
                                                        ------------        ------------        -----------
  Net realized (loss)                                    (56,436,814)        (13,961,089)        (3,523,118)
                                                        ------------        ------------        -----------
Change in unrealized appreciation or depreciation
  on:
  Investments                                             (7,919,979)        (27,963,303)        (4,991,267)
  Short positions                                                 --                  --                 --
                                                        ------------        ------------        -----------
  Net change in unrealized appreciation or
     depreciation                                         (7,919,979)        (27,963,303)        (4,991,267)
                                                        ------------        ------------        -----------
Net realized and unrealized (loss) on
  investments                                            (64,356,793)        (41,924,392)        (8,514,385)
                                                        ------------        ------------        -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                       $(65,582,024)       $(38,731,902)       $(8,470,136)
                                                        ============        ============        ===========

* Net of withholding taxes of:                          $        634        $      9,153        $     6,994
** Net of withholding taxes of:                         $          0        $          0        $         0
                                                      --------------------------------------------------------

                                                      --------------------------------------------------------
                                                                               Lindner             Lindner
                                                           Lindner              Market           Government
                                                          Small-Cap            Neutral          Money Market
                                                         Growth Fund             Fund               Fund
                                                         -----------         -----------        ------------
Investment Income
Income:
  Dividends*                                             $    10,659         $   124,625         $       --
  Interest                                                     8,252              66,972          1,012,353
                                                         -----------         -----------         ----------
        Total income                                          18,911             191,597          1,012,353
                                                         -----------         -----------         ----------
Expenses:(Note 3)
  Management fees                                            131,488             105,687             56,775
  Transfer agent fees                                         30,240              17,851             45,410
  Professional fees                                           13,358               9,270             29,102
  Administration fees                                         12,605               9,366             41,221
  Report printing                                              3,724               7,651              6,248
  Insurance expense                                            2,805               3,914              8,805
  Fund accounting fees                                        22,717              33,589             36,859
  12b-1 fees                                                   8,953               7,509                 --
  Custodian fees                                               2,837               1,840              5,871
  Trustee fees                                                 2,604               1,911              6,810
  Registration and regulatory fees                            10,096              11,592             12,219
  Dividend expense on short positions**                           --             136,497                 --
  Other expenses                                                 288                 212                215
                                                         -----------         -----------         ----------
      Total expenses                                         241,715             346,889            249,535
        Expenses waived by advisor (Note 3)                  (32,423)                 --            (59,904)
        Custody credits (Note 5)                                (180)               (122)              (381)
                                                         -----------         -----------         ----------
        Net expenses                                         209,112             346,767            189,250
                                                         -----------         -----------         ----------
  Net investment income (loss)                              (190,201)           (155,170)           823,103
                                                         -----------         -----------         ----------
REALIZED AND UNREALIZED (LOSS)
  FROM INVESTMENTS:
Net realized (loss) on:
  Investments of unaffiliated issuers                     (2,604,103)           (600,589)                --
  Investments of affiliated issuers                               --                  --                 --
  Short sale transactions                                         --            (496,488)                --
                                                         -----------         -----------         ----------
  Net realized (loss)                                     (2,604,103)         (1,097,077)                --
                                                         -----------         -----------         ----------
Change in unrealized appreciation or depreciation
  on:
  Investments                                             (2,240,518)            (23,312)                --
  Short positions                                                 --             432,216                 --
                                                         -----------         -----------         ----------
  Net change in unrealized appreciation or
     depreciation                                         (2,240,518)            408,904                 --
                                                         -----------         -----------         ----------
Net realized and unrealized (loss) on
  investments                                             (4,844,621)           (688,173)                --
                                                         -----------         -----------         ----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                        $(5,034,822)        $  (843,343)        $  823,103
                                                         ===========         ===========         ==========

* Net of withholding taxes of:                           $        94         $       141         $        0
** Net of withholding taxes of:                          $         0         $       263         $        0
                                                      --------------------------------------------------------

                       See Notes to Financial Statements                      27

--------------------------------------------------------------------------------
                             Lindner Investments
--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets

                                                      ---------------------------------------------------------------------------
                                                                    Lindner                               Lindner
                                                             Large-Cap Growth Fund                 Growth and Income Fund
                                                       ---------------------------------      --------------------------------
                                                              For the Year Ended                     For the Year Ended
                                                       ---------------------------------      --------------------------------
                                                       June 30, 2002       June 30, 2001      June 30, 2002      June 30, 2001
                                                       -------------       -------------      -------------      -------------
Increase (Decrease) in Net Assets:

Operations:
   Net investment income (loss)                        $  (1,225,231)      $     308,181      $   3,192,490      $   9,693,536
   Net realized loss on investments                      (56,436,814)        (31,556,396)       (13,961,089)          (342,075)
   Net change in unrealized
     appreciation or depreciation
     on investments                                       (7,919,979)        (39,139,707)       (27,963,303)         2,117,835
                                                       -------------       -------------      -------------      -------------
   Net Increase (Decrease) in
     Net Assets                                          (65,582,024)        (70,387,922)       (38,731,902)        11,469,296
                                                       -------------       -------------      -------------      -------------
Distributions to Shareholders:
   From net investment income:
      Investor shares                                             --          (1,894,516)        (3,225,451)        (9,718,660)
      Institutional shares                                        --                (682)                --             (6,024)
   From net realized gain on
     investments:
      Investor shares                                             --         (34,243,351)                --                 --
      Institutional shares                                        --             (20,212)                --                 --
   From return of capital:
      Investor shares                                             --                  --                 --                 --
      Institutional shares                                        --                  --                 --                 --
                                                       -------------       -------------      -------------      -------------
   Net decrease in net assets from
     distributions to shareholders                                --         (36,158,761)        (3,225,451)        (9,724,684)
                                                       -------------       -------------      -------------      -------------
Net Fund Share Transactions (Note 6):
   Investor shares                                       (34,698,786)        (23,086,476)       (62,555,113)      (134,618,832)
   Institutional shares                                     (121,246)             18,441           (222,971)           (22,916)
                                                       -------------       -------------      -------------      -------------
      Net Increase (Decrease)
        from Fund Share
        Transactions                                     (34,820,032)        (23,068,035)       (62,778,084)      (134,641,748)
                                                       -------------       -------------      -------------      -------------

Total (Decrease) in Net Assets                          (100,402,056)       (129,614,718)      (104,735,437)      (132,897,136)
Net Assets at the Beginning of the Year                  212,745,114         342,359,832        315,818,945        448,716,081
                                                       -------------       -------------      -------------      -------------
Net Assets at the End of the Year*                     $ 112,343,058       $ 212,745,114      $ 211,083,508      $ 315,818,945
                                                       =============       =============      =============      =============
   * Including Undistributed Net
     Investment Income (Loss) of:                      $          --       $     132,437      $          --      $   5,338,995
                                                       =============       =============      =============      =============
                                                      ---------------------------------------------------------------------------

                                                      -----------------------------------
                                                                    Lindner
                                                               Communications Fund
                                                       ---------------------------------
                                                               For the Year Ended
                                                       ---------------------------------
                                                       June 30, 2002       June 30, 2001
                                                       -------------       -------------
Increase (Decrease) in Net Assets:

Operations:
   Net investment income (loss)                        $     44,249        $    410,657
   Net realized loss on investments                      (3,523,118)        (11,584,309)
   Net change in unrealized
     appreciation or depreciation
     on investments                                      (4,991,267)         (4,947,762)
                                                       ------------        ------------
   Net Increase (Decrease) in
     Net Assets                                          (8,470,136)        (16,121,414)
                                                       ------------        ------------
Distributions to Shareholders:
   From net investment income:
      Investor shares                                       (40,825)           (423,310)
      Institutional shares                                       --              (2,078)
   From net realized gain on
     investments:
      Investor shares                                            --          (5,628,606)
      Institutional shares                                       --             (52,574)
   From return of capital:
      Investor shares                                       (20,741)                 --
      Institutional shares                                       --                  --
                                                       ------------        ------------
   Net decrease in net assets from
     distributions to shareholders                          (61,566)         (6,106,568)
                                                       ------------        ------------
Net Fund Share Transactions (Note 6):
   Investor shares                                       (4,999,652)          1,134,326
   Institutional shares                                     (32,798)            143,124
                                                       ------------        ------------
      Net Increase (Decrease)
        from Fund Share
        Transactions                                     (5,032,450)          1,277,450
                                                       ------------        ------------

Total (Decrease) in Net Assets                          (13,564,152)        (20,950,532)
Net Assets at the Beginning of the Year                  21,258,399          42,208,931
                                                       ------------        ------------
Net Assets at the End of the Year*                     $  7,694,247        $ 21,258,399
                                                       ============        ============
   * Including Undistributed Net
     Investment Income (Loss) of:                      $         --        $      8,102
                                                       ============        ============
                                                      -----------------------------------

28                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets

                                                      --------------------------------------------------------------------------
                                                                     Lindner                               Lindner
                                                              Small-Cap Growth Fund                  Market Neutral Fund
                                                        ---------------------------------      --------------------------------
                                                                For the Year Ended                    For the Year Ended
                                                        ---------------------------------      --------------------------------
                                                        June 30, 2002       June 30, 2001      June 30, 2002      June 30, 2001
                                                        -------------       -------------      -------------      -------------
Increase (Decrease) in Net Assets:

Operations:
   Net investment income (loss)                         $   (190,201)        $  (131,914)       $  (155,170)       $ 1,049,851
   Net realized loss on investments                       (2,604,103)             60,563         (1,097,077)           (57,691)
   Net change in unrealized
     appreciation or depreciation
     on investments                                       (2,240,518)         (2,289,216)           408,904           (365,882)
                                                        ------------         -----------        -----------        -----------
   Net Increase (Decrease) in
     Net Assets                                           (5,034,822)         (2,360,567)          (843,343)           626,278
                                                        ------------         -----------        -----------        -----------
Distributions to Shareholders:
   From net investment income:
       Investor shares                                            --             (52,241)          (359,101)        (1,065,847)
       Institutional shares                                       --                  --                 --                 --
   From net realized gain on
     investments:
       Investor shares                                            --          (2,037,910)                --                 --
       Institutional shares                                       --            (145,960)                --                 --
   From return of capital:
       Investor shares                                            --                  --                 --                 --
       Institutional shares                                       --                  --                 --                 --
                                                        ------------         -----------        -----------        -----------
   Net decrease in net assets from
     distributions to shareholders                                --          (2,236,111)          (359,101)        (1,065,847)
                                                        ------------         -----------        -----------        -----------
Net Fund Share Transactions (Note 6):
   Investor shares                                        (5,320,122)         (2,862,962)        (5,801,962)        (6,088,189)
   Institutional shares                                     (754,546)           (778,895)                --               (101)
                                                        ------------         -----------        -----------        -----------
       Net Increase (Decrease)
         from Fund Share
         Transactions                                     (6,074,668)         (3,641,857)        (5,801,962)        (6,088,290)
                                                        ------------         -----------        -----------        -----------

Total Decrease in Net Assets                             (11,109,490)         (8,238,535)        (7,004,406)        (6,527,859)
Net Assets at the Beginning of the Year                   21,068,003          29,306,538         15,145,164         21,673,023
                                                        ------------         -----------        -----------        -----------
Net Assets at the End of the Year*                      $  9,958,513         $21,068,003        $ 8,140,758        $15,145,164
                                                        ============         ===========        ===========        ===========
   * Including Undistributed Net
     Investment Income (Loss) of:                       $         --         $  (170,439)       $        --        $   428,250
                                                        ============         ===========        ===========        ===========
                                                      --------------------------------------------------------------------------

                                                      ------------------------------------
                                                              Lindner Government
                                                               Money Market Fund
                                                        ---------------------------------
                                                               For the Year Ended
                                                        ---------------------------------
                                                        June 30, 2002       June 30, 2001
                                                        -------------       -------------
Increase (Decrease) in Net Assets:

Operations:
   Net investment income (loss)                         $   823,103          $ 2,187,372
   Net realized loss on investments                              --                   --
   Net change in unrealized
     appreciation or depreciation
     on investments                                              --                   --
                                                        -----------          -----------
   Net Increase (Decrease) in
     Net Assets                                             823,103            2,187,372
                                                        -----------          -----------
Distributions to Shareholders:
   From net investment income:
       Investor shares                                     (823,103)          (2,187,372)
       Institutional shares                                      --                   --
   From net realized gain on
     investments:
       Investor shares                                           --                   --
       Institutional shares                                      --                   --
   From return of capital:
       Investor shares                                           --                   --
       Institutional shares                                      --                   --
                                                        -----------          -----------
   Net decrease in net assets from
     distributions to shareholders                         (823,103)          (2,187,372)
                                                        -----------          ----------
Net Fund Share Transactions (Note 6):
   Investor shares                                       (8,034,967)           2,000,105
   Institutional shares                                          --                   --
                                                        -----------          -----------
       Net Increase (Decrease)
         from Fund Share
         Transactions                                    (8,034,967)           2,000,105
                                                        -----------          -----------

Total Decrease in Net Assets                             (8,034,967)           2,000,105
Net Assets at the Beginning of the Year                  40,122,331           38,122,226
                                                        -----------          -----------
Net Assets at the End of the Year*                      $32,087,364          $40,122,331
                                                        ===========          ===========
   * Including Undistributed Net
     Investment Income (Loss) of:                       $        --          $        --
                                                        ===========          ===========
                                                       -----------------------------------

                       See Notes to Financial Statements                      29

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

    Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Six series are currently issued by the Trust:(1) Lindner Large-Cap Growth Fund, (2) Lindner Growth and Income Fund, (3) Lindner Communications Fund, (4) Lindner Small-Cap Growth Fund,
    (5) Lindner Market Neutral Fund, and (6) Lindner Government Money Market Fund, (collectively, the "Lindner Funds" or the "Funds").

    The following is a summary of significant accounting policies followed by the Funds.

    Security Valuation
         The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

         Investments held by the Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, which approximate market value, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

    Investment Income
         Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The Funds follow generally accepted accounting principles and record security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

    Foreign Currency Translation
         The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities is translated at the current exchange rates; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

         Reported net realized foreign currency gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate between transaction recording dates and period end.

    Income Taxes
         It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue
         Code. Accordingly, no provision has been made for federal income tax.

         Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statements of Assets and Liabilities.

    Repurchase Agreements
         The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies (continued)

    Short Sales
         The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the Fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The Fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the Fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

    Dividends and Distributions to Shareholders
         The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap Growth, Lindner Market Neutral, Lindner Small-Cap Growth, and Lindner Communications Funds declare annual dividends from net investment income in December. The Lindner Growth and Income Fund distributes substantially all of its net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Use of Management Estimates
         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

    Adoption of New Accounting Principle
         Effective July 1, 2001, the Lindner Funds adopted the yield to maturity premium and discount amortization method on all fixed income securities, as required by the revised AICPA Audit and Accounting Guide for Investment Companies. At that time, the Growth and Income Fund was the only Fund affected by this change. Prior to July 1, 2001 the Fund amortized premiums and discounts using the straight-line method. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $7,232 increase in cost of securities and a corresponding $7,232 increase in net unrealized depreciation, based on the securities held by the Fund on June 30, 2001.

         The effect of this change for the year ended June 30, 2002 was to increase net investment income by $6,017, increase net realized loss by $5,281 and increase unrealized appreciation by $736.

         The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes in policy.

2. Investment Transactions and Federal Tax Disclosure

    For the year ended June 30, 2002, aggregate purchases and sales of investment securities, other than options, U.S. Government Securities, and short-term obligations were as follows:

-------------------------------------------------------------------------------------
                                                      Purchases             Sales
                                                    ------------        ------------
  Lindner Large-Cap Growth Fund                     $204,548,227        $236,571,618
  Lindner Growth and Income Fund                     129,222,102         195,472,643
  Lindner Communications Fund                         30,503,644          35,113,301
  Lindner Small-Cap Growth Fund                       18,265,087          24,595,181
  Lindner Market Neutral Fund                         46,084,257          45,324,291
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

     For the year ended June 30, 2002, aggregate purchases and sales of long-term U.S. Government securities were as follows:

-------------------------------------------------------------------------------------
                                                      Purchases             Sales
                                                     -----------        ------------
  Lindner Large-Cap Growth Fund                      $         0        $          0
  Lindner Growth and Income Fund                      22,460,512          20,427,404
  Lindner Communications Fund                                  0                   0
  Lindner Small-Cap Growth Fund                                0                   0
  Lindner Market Neutral Fund                                  0                   0
-------------------------------------------------------------------------------------

    On June 30, 2002 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                 Lindner          Lindner        Lindner        Lindner         Lindner
                                                Large-Cap       Growth and   Communications    Small-Cap     Market Neutral
                                               Growth Fund     Income Fund        Fund        Growth Fund        Fund
                                              ------------     ------------  --------------   -----------    --------------
  Cost of Investments (a)                     $129,788,835     $246,759,346    $11,657,221     $9,042,212     $ 8,929,590
                                              ------------     ------------    -----------     ----------     -----------
  Gross unrealized appreciation                  7,412,578       13,090,376         67,939      1,597,993         677,149
  Gross unrealized depreciation                (24,692,572)     (50,029,298)    (4,030,941)      (645,405)     (1,806,690)
                                              ------------     ------------    -----------     ----------     -----------
  Net unrealized appreciation (depreciation)
     on investments                           $(17,279,994)    $(36,938,922)   $(3,963,002)    $  952,588     $(1,129,541)
    (a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.
--------------------------------------------------------------------------------------------------------------------------------

    The tax components of dividends paid during the years ended June 30, 2002 and June 30, 2001 were as follows:

--------------------------------------------------------------------------------------------------------------
                                  Lindner                    Lindner                      Lindner
                          Large-Cap Growth Fund       Growth and Income Fund        Communications Fund
                        --------------------------  ---------------------------  ---------------------------
                            For the Year Ended          For the Year Ended           For the Year Ended
                        --------------------------  ---------------------------  ---------------------------
                        June30, 2002 June 30, 2001  June 30, 2002 June 30, 2001  June 30, 2002 June 30, 2001
                        ------------ -------------  ------------- -------------  ------------- -------------
  Ordinary income
    dividends                   $--    $31,622,906   $3,225,451   $9,724,684       $40,825     $1,737,477
  Long-term capital
    gain distributions           --      4,535,855           --           --            --      4,369,091
  Return of capital
    distributions                --             --           --           --        20,741             --
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   Lindner                      Lindner
                            Small-Cap Growth Fund         Market Neutral Fund
                         ----------------------------  ----------------------------
                              For the Year Ended             For the Year Ended
                         ----------------------------  ----------------------------
                         June 30, 2002  June 30, 2001  June 30, 2002  June 30, 2001
                         -------------  -------------  -------------  -------------
  Ordinary income
    dividends                    $--     $   18,868      $359,101       $1,065,847
  Long-term capital
    gain distributions            --      2,217,243            --               --
  Return of capital
    distributions                 --             --            --               --
---------------------------------------------------------------------------------------

    On June 30, 2002, Lindner Large-Cap Growth Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $69,091,813, which expire $5,821,089 in 2009 and $63,270,724 in 2010.

    On June 30, 2002, Lindner Growth and Income Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $121,899,254 which expire $9,748,820 in 2007, $45,757,405 in 2008,
    $56,382,656 in 2009, and $10,010,373 in 2010.

    On June 30, 2002, Lindner Communications Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $12,241,713, which expire $478,590 in 2009 and $11,763,123 in 2010.

    On June 30, 2002, Lindner Small-Cap Growth Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $2,756,241, which expire in 2010.

    On June 30, 2002, Lindner Market Neutral Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $23,271,543, which expire $5,301,235 in 2004, $1,792,406 in 2005, $9,095,248 in 2006, $5,006,556 in 2007, $610,892 in 2009, and $1,465,206 in 2010.

    At June 30, 2002, the Lindner Large-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Communications Fund, Lindner Small-Cap Growth Fund, and Lindner Market Neutral Fund deferred on a tax basis to the first day of the next taxable year, post-October losses of $23,697,391, $12,008,183, $2,475,504, $307,446, and $983,516, respectively.

    For the year ended June 30, 2002, the following percent of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders (unaudited): Growth and Income Fund - 94.1%, Communications Fund - 100%, and Market Neutral Fund - 11.9%.

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

3. Management Fees and Other Transactions with Affiliates

    Management fees for the Lindner Large-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.8% of the first $500 million of net assets, 0.75% of the next $500 million of net assets, and 0.7% of the excess of $1 billion.

    Management fees for the Lindner Growth and Income Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $500 million of net assets, 0.65% of the next $500 million of net assets, and 0.6% of the excess of $1 billion.

    Management fees for the Lindner Communications Fund are accrued daily and paid monthly at an annual rate of 1.0% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

    Management fees for the Lindner Small-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.95% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

    Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

    Management fees for the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate 0.15% of net assets.

    Lindner Asset Management, Inc., the Adviser to the Funds, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Adviser receives compensation at an annual rate of 0.10% of the average daily net assets of each Fund.

    The Board of Trustees, on behalf of all Funds, except the Government Money Market Fund, has adopted and the shareholders subsequently approved in July 2001, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, each Fund other than the Government Money Market Fund may incur certain expenses of up to 0.25% per annum of its average daily net assets. The Distribution Plan provides that the Funds may finance activities which are primarily intended to result in the sale of the Fund's shares. For the year ended June 30, 2002 the Funds incurred the following expenses pursuant to the Distribution
    Plan: Lindner Large-Cap Growth Fund - $33,524, Lindner Growth and Income Fund - $58,148, Lindner Communications Fund - $7,563, Lindner Small-Cap Growth Fund - $8,953, and Lindner Market Neutral Fund - $7,509.

    The Adviser has entered into an advisory agreement for each Fund pursuant to which the Adviser has appointed a Sub-Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Sub-Advisers are paid by the Adviser. The following table lists the Sub-Advisers of each Fund as of June 30, 2002.

----------------------------------------------------------------------------------------------
              Fund                                                Sub-Adviser
              ----                                                -----------
  Large-Cap Growth Fund                                 CastleArk Management, LLC
  Growth and Income Fund                                Argent Capital Management, LLC
  Communications Fund                                   Gamco Investors Inc. d/b/a
                                                        Gabelli Asset Management Company
  Small-Cap Growth Fund                                 CastleArk Management, LLC
  Market Neutral Fund                                   Standish Mellon Asset Management, LLC
  Government Money Market Fund                          U.S. Bancorp Asset Management, Inc.
----------------------------------------------------------------------------------------------

    The Adviser has contractually agreed until June 30, 2003, to waive a portion of its management and administration fees so that a Fund's total operating expenses do not exceed the amounts listed in the following table:

--------------------------------------------------------------------------------------------------
              Fund                                                      Total Operating Expenses
              ----                                                      ------------------------
  Large-Cap Growth Fund                                                          1.35%
  Growth and Income Fund                                                         1.25%
  Communications Fund                                                            1.55%
  Small-Cap Growth Fund                                                          1.50%
  Market Neutral Fund                                                            2.18%
  Government Money Market Fund                                                   0.50%
--------------------------------------------------------------------------------------------------

    During the fiscal year ended June 30, 2002, Trustees of the Lindner Funds received the following aggregate renumeration from the Trust: Robert L. Byman $14,725, Terence P. Fitzgerald $13,225, Marc P. Hartstein $14,725, Peter S. Horos $13,225, Donald J. Murphy $14,725, Dennis P. Nash $14,725, Eric E. Ryback $0 and Doug T. Valassis $0. None of the officers of the

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                              Lindner Investments
--------------------------------------------------------------------------------

     Trust received any renumeration from the Trust. Lindner Asset Management, Inc. received aggregate renumeration of $3,632,296 net of waivers from the Trust for the fiscal year ended June 30, 2002.

4. Transactions with Affiliates

     Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". During the Fiscal Year ended June 30, 2002, there were two issuers that were classified as "affiliates (non-controlled)" and which were "affiliated companies" as defined by the Investment Company Act of 1940, Atlas Minerals, Inc., and Uranium Resources, Inc. The Lindner Growth and Income Fund owned common stock of both of these affiliated (non-controlled) issuers, while the Lindner Market Neutral Fund owned only common stock of Uranium Resources, Inc. The investments in both of these companies were valued at $0 at both July 1, 2001 (the beginning of the fiscal year) and June 30, 2002. There was a reduction in cost of $156,762 to the basis of Atlas Minerals, Inc. during the fiscal year ended June 30, 2002. There were no purchases or additions nor any sales in these investments during the twelve months ended June 30, 2002, and there was no dividend income from either investment nor any gain or loss realized from the sale of any of these shares.

5. Expense Offset Arrangements

     The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and the Financial Highlights (ratio of expenses to average net assets), total expenses include the expense which had been offset. The following are the aggregate amounts for the periods ended June 30, 2002, by which expenses have been increased for financial statement presentation:


--------------------------------------------------------------------------------
Lindner Large-Cap Growth Fund                                       $1,900
Lindner Growth and Income Fund                                       3,004
Lindner Communications Fund                                            183
Lindner Small-Cap Growth Fund                                          180
Lindner Market Neutral Fund                                            122
Lindner Government Money Market Fund                                   381
--------------------------------------------------------------------------------

6. Capital Stock

     The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value shares. On August 16, 2001, Institutional Class shares were converted into Investor Class shares for each respective Fund. Such conversion activity is included in the following table as a redemption of Institutional Class shares and a sale of Investor Class shares. Transactions in shares of capital stock were as follows:

                                               Year Ended June 30,2002           Year Ended June 30,2001
                                            ------------------------------    ------------------------------
                                                Shares         Amount             Shares          Amount
                                            -------------    -------------    -------------    -------------
Lindner Large-Cap Growth Fund
Investor shares
---------------
Sold                                            2,699,633    $  26,522,075        3,024,181    $  33,701,592
Dividends and distributions reinvested                 --               --        2,824,864       33,644,131
Redeemed                                       (6,632,547)     (61,220,861)      (7,223,880)     (90,432,199)
                                            -------------    -------------    -------------    -------------
Net decrease                                   (3,932,914)   $ (34,698,786)      (1,374,835)   $ (23,086,476)
                                            =============    =============    =============    =============
Institutional shares
--------------------
Sold                                                  210    $       2,121            1,672    $      22,146
Dividends and distributions reinvested                 --               --            1,769           20,891
Redeemed                                          (12,863)        (123,367)          (1,921)         (24,596)
                                            -------------    -------------    -------------    -------------
Net increase (decrease)                           (12,653)   $    (121,246)           1,520    $      18,441
                                            =============    =============    =============    =============
Lindner Growth and Income Fund
Investor shares
---------------
Sold                                              144,415    $   2,910,793          152,761    $   3,233,294
Dividends and distributions reinvested            137,361        2,589,707          361,272        7,553,730
Redeemed                                       (3,410,163)     (68,055,613)      (6,798,506)    (145,405,856)
                                            -------------    -------------    -------------    -------------
Net decrease                                   (3,128,387)   $ (62,555,113)      (6,284,473)   $(134,618,832)
                                            =============    =============    =============    =============

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                                               Year Ended June 30,2002           Year Ended June 30,2001
                                            ------------------------------    ------------------------------
                                                Shares         Amount             Shares          Amount
                                            -------------    -------------    -------------    -------------
Institutional shares
--------------------
Sold                                                  199    $       4,183            4,476    $      94,379
Dividends and distributions reinvested                 --               --              289            7,023
Redeemed                                          (10,893)        (227,154)          (5,933)        (124,318)
                                            -------------    -------------    -------------    -------------
Net decrease                                      (10,694)   $    (222,971)          (1,168)   $     (22,916)
                                            =============    =============    =============    =============
Lindner Communications Fund
Investor shares
---------------
Sold                                               37,411    $     297,063          283,718    $   4,996,289
Dividends and distributions reinvested              7,295           55,299          424,279        5,566,342
Redeemed                                         (711,779)      (5,352,014)        (717,625)      (9,428,305)
                                            -------------    -------------    -------------    -------------
Net increase (decrease)                          (667,073)   $  (4,999,652)          (9,628)   $   1,134,326
                                            =============    =============    =============    =============
Institutional shares
--------------------
Sold                                                   --    $          --           19,893    $     375,274
Dividends and distributions reinvested                 --               --            4,066           54,647
Redeemed                                           (3,685)         (32,798)         (21,868)        (286,797)
                                            -------------    -------------    -------------    -------------
Net increase (decrease)                            (3,685)   $     (32,798)           2,091    $     143,124
                                            =============    =============    =============    =============
Lindner Small-Cap Growth Fund
Investor shares
---------------
Sold                                              166,944    $   1,132,827          330,322    $   2,960,295
Dividends and distributions reinvested                 --               --          266,662        1,965,300
Redeemed                                         (994,661)      (6,452,949)        (986,763)      (7,788,557)
                                            -------------    -------------    -------------    -------------
Net decrease                                     (827,717)   $  (5,320,122)        (389,779)   $  (2,862,962)
                                            =============    =============    =============    =============
Institutional shares
--------------------
Sold                                                  328    $       2,354            2,963    $      23,242
Dividends and distributions reinvested                 --               --            3,081           22,644
Redeemed                                         (109,271)        (756,900)        (109,272)        (824,781)
                                            -------------    -------------    -------------    -------------
Net decrease                                     (108,943)   $    (754,546)        (103,228)   $    (778,895)
                                            =============    =============    =============    =============
Lindner Market Neutral Fund
Investor shares
---------------
Sold                                              229,471    $   1,476,729        2,892,036    $  19,483,238
Dividends and distributions reinvested             56,818          338,067          151,374        1,020,263
Redeemed                                       (1,218,028)      (7,616,758)      (4,010,407)     (26,591,690)
                                            -------------    -------------    -------------    -------------
Net decrease                                     (931,739)   $  (5,801,962)        (966,997)   $  (6,088,189)
                                            =============    =============    =============    =============
Institutional shares
--------------------
Sold                                                   --    $          --               --    $          --
Dividends and distributions reinvested                 --               --               --               --
Redeemed                                               --               --              (22)            (101)
                                            -------------    -------------    -------------    -------------
Net decrease                                           --    $          --              (22)   $        (101)
                                            =============    =============    =============    =============
Lindner Government Money Market Fund
Investor shares
---------------
Sold                                          195,424,952    $ 195,424,952       61,055,711    $  61,055,711
Dividends and distributions reinvested            464,386          464,386        1,092,114        1,092,114
Redeemed                                     (203,924,305)    (203,924,305)     (60,147,720)
                                            -------------    -------------    -------------    -------------
Net increase (decrease)                        (8,034,967)   $  (8,034,967)       2,000,105    $   2,000,105
                                            =============    =============    =============    =============

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                              Financial Highlights

                         Lindner Large-Cap Growth Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                                                           Year Ended June 30
                                                                      ------------------------------------------------------------
                                                                        2002          2001         2000         1999        1998
                                                                      --------      --------     --------     --------    --------
Net asset value, beginning of period                                  $  10.92      $  16.42     $  16.14     $  22.27    $  25.98
Income from investment operations
    Net investment income (loss)                                         (0.07)(2)      0.02(2)      0.13         0.29        0.38
    Net realized and unrealized gains (losses) on
      investments                                                        (3.62)        (3.61)        1.25        (3.36)      (0.27)
                                                                      --------      --------     --------     --------    --------
        Total from investment operations                                 (3.69)        (3.59)        1.38        (3.07)       0.11
                                                                      --------      --------     --------     --------    --------
Less distributions
    Dividends from net investment income                                    --         (0.10)       (0.23)       (0.32)      (0.34)
    Dividends from net realized gains                                       --         (1.81)       (0.87)       (2.74)      (3.48)
                                                                      --------      --------     --------     --------    --------
        Total distributions                                                 --         (1.91)       (1.10)       (3.06)      (3.82)
                                                                      --------      --------     --------     --------    --------
Change in net asset value                                                (3.69)        (5.50)        0.28        (6.13)      (3.71)
                                                                      --------      --------     --------     --------    --------
Net asset value, end of period                                        $   7.23      $  10.92     $  16.42     $  16.14    $  22.27
                                                                      ========      ========     ========     ========    ========
Total return(1)                                                        (33.79%)      (22.84%)       8.61%      (13.66%)      0.31%
Ratios/supplemental data:
    Ratio of expenses to average net assets                              1.33%         0.70%        0.82%        0.57%       0.44%
    Ratio of net investment income (loss) to average net assets         (0.79%)        0.11%        0.57%        1.27%       1.29%
    Portfolio turnover rate                                            135.50%       232.94%      129.68%       53.41%      44.43%
    Net assets, end of period (in millions)                           $    112      $    213     $    342     $    434    $  1,003

(1)Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

36                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                              Financial Highlights

                        Lindner Growth and Income Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                                                           Year Ended June 30
                                                                      ------------------------------------------------------------
                                                                        2002(3)       2001         2000         1999        1998
                                                                      --------      --------     --------     --------    --------
Net asset value, beginning of period                                  $  21.14      $  21.14     $  23.50     $  27.59    $  27.94
Income from investment operations
    Net investment income                                                 0.24(2)       0.56(2)      1.07         2.16        1.83
    Net realized and unrealized gains (losses) on
      investments                                                        (3.24)         0.01        (2.30)       (3.80)       2.02
                                                                      --------      --------     --------     --------    --------
        Total from investment operations                                 (3.00)         0.57        (1.23)       (1.64)       3.85
                                                                      --------      --------     --------     --------    --------
Less distributions
    Dividends from net investment income                                 (0.25)        (0.57)       (1.13)       (1.95)      (1.71)
    Dividends from net realized gains                                       --            --           --        (0.50)      (2.49)
                                                                      --------      --------     --------     --------    --------
        Total distributions                                              (0.25)        (0.57)       (1.13)       (2.45)      (4.20)
                                                                      --------      --------     --------     --------    --------
Change in net asset value                                                (3.25)           --        (2.36)       (4.09)      (0.35)
                                                                      --------      --------     --------     --------    --------
Net asset value, end of period                                        $  17.89      $  21.14     $  21.14     $  23.50    $  27.59
                                                                      ========      ========     ========     ========    ========
Total return(1)                                                        (14.27%)        2.78%       (5.48%)      (5.57%)     14.75%
Ratios/supplemental data:
    Ratio of expenses to average net assets                              1.14%         0.84%        0.73%        0.66%       0.61%
    Ratio of net investment income to average net assets                 1.21%         2.63%        4.14%        8.03%       6.29%
    Portfolio turnover rate                                             58.12%       170.40%      124.63%       31.74%      28.56%
    Net assets, end of period (in millions)                           $    211      $    316     $    448     $    768    $  1,616

(1)Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(3)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and adopted the yield to maturity premium and discount amortization method on fixed-income securities. The effect of this change for the year ended June 30, 2002 was an increase less than $0.01 in net investment income per share, and an increase less than $0.01 in net realized and unrealized loss per share. The periods prior to July 1, 2001 have not been restated to reflect the change in presentation.

                       See Notes to Financial Statements                      37

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                              Financial Highlights

                          Lindner Communications Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                                                           Year Ended June 30
                                                                      ------------------------------------------------------------
                                                                        2002          2001         2000         1999        1998
                                                                      --------      --------     --------     --------    --------
Net asset value, beginning of period                                  $   9.62      $  19.04     $  14.81     $  16.78    $  15.75
Income from investment operations
    Net investment income                                                 0.02(2)       0.17(2)      0.21         0.33        0.37
    Net realized and unrealized gains (losses) on
      investments                                                        (4.61)        (6.90)        4.55         0.44        1.96
                                                                      --------      --------     --------     --------    --------
        Total from investment operations                                 (4.59)        (6.73)        4.76         0.77        2.33
                                                                      --------      --------     --------     --------    --------
Less distributions
    Dividends from net investment income                                 (0.02)        (0.18)       (0.22)       (0.33)      (0.37)
    Dividends from net realized gains                                       --         (2.51)       (0.31)       (2.41)      (0.93)
    Return of capital                                                    (0.01)           --           --           --          --
                                                                      --------      --------     --------     --------    --------
        Total distributions                                              (0.03)        (2.69)       (0.53)       (2.74)      (1.30)
                                                                      --------      --------     --------     --------    --------
Change in net asset value                                                (4.62)        (9.42)        4.23        (1.97)       1.03
                                                                      --------      --------     --------     --------    --------
Net asset value, end of period                                        $   5.00      $   9.62     $  19.04     $  14.81    $  16.78
                                                                      ========      ========     ========     ========    ========
Total return(1)                                                        (47.82%)      (38.99%)      32.49%        8.62%      15.53%
Ratios/supplemental data:
    Ratio of expenses to average net assets:
        Before expense waivers                                           1.85%         1.06%        0.93%        0.97%       0.91%
        After expense waivers                                            1.40%         1.06%        0.93%        0.97%       0.91%
    Ratio of net investment income (loss) to average net assets:
        Before expense waivers                                          (0.13%)        1.21%        1.22%        2.40%       2.21%
        After expense waivers                                            0.32%         1.21%        1.22%        2.40%       2.21%
    Portfolio turnover rate                                            250.47%       246.70%       69.46%      137.51%      99.37%
    Net assets, end of period (in millions)                           $      8      $     21     $     42     $     26    $     43

(1)Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

38                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                              Financial Highlights

                         Lindner Small-Cap Growth Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                                                           Year Ended June 30
                                                                      ------------------------------------------------------------
                                                                        2002          2001         2000         1999        1998
                                                                      --------      --------     --------     --------    --------
Net asset value, beginning of period                                  $   7.83      $   9.21     $   8.06     $   8.49    $   7.67
Income from investment operations
    Net investment income (loss)                                         (0.09)(2)     (0.04)(2)     0.07         0.08        0.09
    Net realized and unrealized gains (losses) on
      investments                                                        (2.06)        (0.61)        1.22        (0.12)       1.07
                                                                      --------      --------     --------     --------    --------
        Total from investment operations                                 (2.15)        (0.65)        1.29        (0.04)       1.16
                                                                      --------      --------     --------     --------    --------
Less distributions
    Dividends from net investment income                                    --         (0.02)       (0.10)       (0.08)      (0.04)
    Dividends from net realized gains                                       --         (0.71)       (0.04)       (0.31)      (0.30)
                                                                      --------      --------     --------     --------    --------
        Total distributions                                                 --         (0.73)       (0.14)       (0.39)      (0.34)
                                                                      --------      --------     --------     --------    --------
Change in net asset value                                                (2.15)        (1.38)        1.15        (0.43)       0.82
                                                                      --------      --------     --------     --------    --------
Net asset value, end of period                                        $   5.68      $   7.83     $   9.21     $   8.06    $   8.49
                                                                      ========      ========     ========     ========    ========
Total return(1)                                                        (27.46%)       (6.58%)      16.26%        0.11%      15.24%
Ratios/supplemental data:
    Ratio of expenses to average net assets:
        Before expense waivers                                           1.69%         1.07%        0.97%        0.94%       0.87%
        After expense waivers                                            1.47%         1.07%        0.97%        0.94%       0.87%
    Ratio of net investment income (loss) to average net assets:
        Before expense waivers                                          (1.56%)       (0.50%)       0.61%        0.99%       1.13%
        After expense waivers                                           (1.33%)       (0.50%)       0.61%        0.99%       1.13%
    Portfolio turnover rate                                            129.32%       210.65%      174.02%       65.98%      24.52%
    Net assets, end of period (in millions)                           $     10      $     20     $     27     $     38    $     54

(1)Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

                       See Notes to Financial Statements                      39

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                              Financial Highlights

                           Lindner Market Neutral Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                                                           Year Ended June 30
                                                                      ------------------------------------------------------------
                                                                        2002          2001         2000         1999        1998
                                                                      --------      --------     --------     --------    --------
Net asset value, beginning of period                                  $   6.54      $   6.60     $   5.72     $   5.65    $   6.70
Income from investment operations
    Net investment income (loss)                                         (0.09)(4)      0.30(4)      0.23         0.23        0.23
    Net realized and unrealized gains (losses) on
     investments                                                         (0.37)        (0.12)        0.86         0.01       (0.89)
                                                                      --------      --------     --------     --------    --------
        Total from investment operations                                 (0.46)         0.18         1.09         0.24       (0.66)
                                                                      --------      --------     --------     --------    --------
Less distributions
    Dividends from net investment income                                 (0.21)        (0.24)       (0.21)       (0.17)      (0.39)
    Dividends from net realized gains                                       --            --           --           --          --
                                                                      --------      --------     --------     --------    --------
        Total distributions                                              (0.21)        (0.24)       (0.21)       (0.17)      (0.39)
                                                                      --------      --------     --------     --------    --------
Change in net asset value                                                (0.67)        (0.06)        0.88         0.07       (1.05)
                                                                      --------      --------     --------     --------    --------
Net asset value, end of period                                        $   5.87      $   6.54     $   6.60     $   5.72    $   5.65
                                                                      ========      ========     ========     ========    ========
Total return(1)                                                         (7.09%)        2.58%       19.26%        4.29%     (10.08%)
Ratios/supplemental data:
    Ratio of expenses to average net assets                              3.28%(2)      2.13%(2)     1.93%        1.45%       1.23%
    Ratio of net investment income (loss) to average net assets         (1.47%)(3)     4.46%(3)     3.71%        3.46%       1.66%
    Portfolio turnover rate                                            247.83%       497.77%      817.43%      104.92%     109.32%
    Net assets, end of period (in millions)                           $      8      $     15     $     22     $     18    $     28

(1)Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)The operating expense ratio includes dividends on short positions. The ratio excluding dividends on short positions for the years ended June 30, 2002 and June 30, 2001 were 1.99% and 1.31%, respectively.

(3)The net investment income ratio includes dividends on short positions. The ratio excluding dividends on short positions for the years ended June 30, 2002 and June 30, 2001 were (0.18%) and 5.28%, respectively.

(4)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period. Net investment income before dividends on short positions for the years ended June 30, 2002 and June 30,2001 were ($0.01) and $0.35, respectively.

40                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Lindner Investments
--------------------------------------------------------------------------------

                              Financial Highlights

                      Lindner Government Money Market Fund

    (Selected data for a share outstanding throughout the indicated period)

                                                                                           Year Ended June 30
                                                                      ------------------------------------------------------------
                                                                        2002          2001         2000         1999        1998
                                                                      --------      --------     --------     --------    --------
Net asset value, beginning of period                                  $   1.00      $   1.00     $   1.00     $   1.00    $   1.00
Income from investment operations
    Net investment income                                                 0.02(2)       0.05(2)      0.05         0.05        0.05
                                                                      --------      --------     --------     --------    --------
        Total from investment operations                                  0.02          0.05         0.05         0.05        0.05
                                                                      --------      --------     --------     --------    --------
Less distributions
    Dividends from net investment income                                 (0.02)        (0.05)       (0.05)       (0.05)      (0.05)
                                                                      --------      --------     --------     --------    --------
Change in net asset value                                                   --            --           --           --          --
                                                                      --------      --------     --------     --------    --------
Net asset value, end of period                                        $   1.00      $   1.00     $   1.00     $   1.00    $   1.00
                                                                      ========      ========     ========     ========    ========
Total return(1)                                                          2.15%         5.49%        5.26%        4.70%       5.21%
Ratios/supplemental data:
    Ratio of expenses to average net assets:
        Before expense waivers                                           0.66%         0.59%        0.51%        0.53%       0.52%
        After expense waivers                                            0.50%         0.50%        0.50%        0.50%       0.50%
    Ratio of net investment income to average net assets:
        Before expense waivers                                           2.03%         5.31%        5.10%        4.53%       5.08%
        After expense waivers                                            2.19%         5.31%        5.10%        4.53%       5.08%
    Net assets, end of period (in millions)                           $     32      $     40     $     38     $     44    $     43

(1)Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

                       See Notes to Financial Statements                      41

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Lindner Investments:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lindner Investments, including Lindner Large-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Communications Fund, Lindner Small-Cap Growth Fund, Lindner Market Neutral Fund, and Lindner Government Money Market Fund (collectively, the "Funds") as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 12, 2002

--------------------------------------------------------------------------------
                               Lindner Investments
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE TRUST

Listed in the charts below is information regarding the Trustees and officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-995-7777.

Disinterested Trustees:(1)

Each of the Trustees has served as a Trustee of the Trust continuously since January 1993. Each Trustee oversees the six Funds which comprise the Trust. The business address for each Trustee is 520 Lake Cook Road, Suite 381, Deerfield, Illinois, 60015.

                                  Principal Occupation (s)                                   Other Directorships(2)
Name, (Age)                       During Past 5 Years                                        Held
---------------------------------------------------------------------------------------------------------------------------

Robert L. Byman (56)              Partner in the law firm of Jenner & Block, Chicago,        None
                                  Illinois for more than five years

Terence P. Fitzgerald (47)        Executive Vice President, Domestic Development,            None
                                  The Mills Corporation, since 1996. Senior Counsel,
                                  The May Department Stores from 1993 until 1995.

Marc P. Hartstein (49)            President, Hart Communications Inc., a research and        None
                                  strategic planning firm. Marketing Director at Anheuser-
                                  Busch, Inc. from 1982 to 2002.

Peter S. Horos (53)               Investment Manager, Allstate Life Insurance                None
                                  Company, Northbrook, Illinois, for more than five years.

Donald J. Murphy (59)             President of Murcom Financial, Ltd., a private             None
                                  investment firm, for more than five years.

Dennis P. Nash (50)               President, Nellis Feed Company, a feed ingredient          None
                                  broker, for more than five years.

Interested Trustees:(1)

Each Trustee has served as Trustee of the Trust continuously since January
1993. Mr. Valassis has served as Chairman of the Board of Trustees since January 1993. Mr. Ryback has served as President of the Trust since January 1993. Each Trustee oversees the six Funds which comprise the Trust.

                                   Principal Occupation (s)                                   Other Directorships(2)
Name, (Age)                        During Past 5 Years                                        Held
---------------------------------------------------------------------------------------------------------------------------

Doug T. Valassis(3) (50)           Chairman, Chief Executive Officer and Trustee of the       Acceptance Insurance
                                   Trust. Chairman, a Director and Treasurer of the Adviser   Companies, Inc.
                                   since 1993. President of Franklin Enterprises, Inc.,
                                   a private investment firm for more than 5 years.

Eric E. Ryback(4) (50)             President and Trustee of the Trust. President and a        None
                                   Director of the Adviser since 1993.

Officers

The business address for each officer of the Trust is 520 Lake Cook Road, Suite 381, Deerfield, IL 60015.

Name, Age and                      Length of Time Served                                      Principal Occupation (s)
Trust Position(s) Held             as Trust Officer                                           During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------

Robert L. Miller (45)              Since April 2001                                           Vice President and Treasurer of
Vice President, Chief Financial                                                               Franklin Enterprises for more
Officer, Secretary and Treasurer                                                              than five years. Vice President and
                                                                                              Chief Administrative Officer of
                                                                                              Lindner Asset Management, Inc.

----------
(1) Each Trustee serves until he dies, resigns, or is removed; or if sooner, until the election and qualification of his successor.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Valassis is considered an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because he serves as Chairman, a Director and Treasurer of Lindner Asset Management, Inc., which is the Trust's investment adviser.

(4) Mr. Ryback is considered an "interested person" of the Trust, as defined by the 1940 Act, because he serves as President and a Director of Lindner Asset Management, Inc., which is the Trust's investment adviser.

                         LINDNER INVESTMENTS
                         ------------------------------------
                         520 Lake Cook Road, Suite 381
                         Deerfield, Illinois 60015
                         TEL:800-995-7777
                         Website: www.lindnerfunds.com
                         Email: lindnerfunds@usbank.com

                         BOARD OF TRUSTEES
                         ------------------------------------
                         Robert L. Byman
                         Terence P. Fitzgerald
                         Marc P. Hartstein
                         Peter S. Horos
                         Donald J. Murphy
                         Dennis P. Nash
                         Eric E. Ryback
                         Doug T. Valassis

                         INVESTMENT ADVISER
                         ------------------------------------
                         Lindner Asset Management, Inc.

                         CUSTODIAN
                         ------------------------------------
                         U.S. Bank, N.A.

                         COUNSEL
                         ------------------------------------
                         Dykema Gossett PLLC

                         TRANSFER AGENT
                         ------------------------------------
                         U.S. Bancorp Fund Services, LLC

                         DISTRIBUTOR
                         ------------------------------------
                         Quasar Distributors, LLC

                                [GRAPHIC]